UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-02071

Exact name of registrant as specified in charter:	Delaware Group® Income Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	October 31, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Corporate Bond Fund

October 31, 2010

		Principal	Value
		Amount°	(U.S. $)
Commercial Mortgage-Backed Securities – 0.56%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	USD	1,349,000	$1,486,466
•Bank of America Commercial Mortgage Series 2004-3 A5 5.60% 6/10/39		1,340,000	1,457,813
•#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18		2,154,000	2,221,291
#Merrill Lynch Mortgage Investors Series 1998-C3 G 144A 6.00% 12/15/30		1,200,000	662,044
#Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34		295,000	153,843
•#Morgan Stanley Capital I Series 1999-FNV1 G 144A 6.12% 3/15/31		41,191	42,122
Total Commercial Mortgage-Backed Securities (cost $6,188,246)			6,023,579

Convertible Bonds – 1.99%
Amgen 0.375% exercise price $79.48, expiration date 2/1/13		1,102,000	1,110,265
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		805,000	786,888
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 10/1/14		840,000	1,172,850
Health Care REIT 3.00% exercise price $51.27, expiration date 12/1/29		2,255,000	2,531,237
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37		805,000	762,738
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14		1,050,000	951,563
LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/14/14		2,240,000	2,237,199
Linear Technology 3.00% exercise price $45.36, expiration date 5/1/27		2,085,000	2,168,400
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		1,847,000	1,602,273
Medtronic 1.625% exercise price $54.79, expiration date 4/15/13		1,511,000	1,527,999
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 6/1/15		2,072,000	2,079,770
#SVB Financial Group 144A 3.875% exercise price $53.04, expiration date 4/15/11		1,320,000	1,354,650
*Transocean 1.50% exercise price $168.61, expiration date 12/15/37		3,155,000	3,072,337
Total Convertible Bonds (cost $19,882,345)			21,358,169

Corporate Bonds – 88.86%
Banking – 12.23%
AgriBank FCB 9.125% 7/15/19		3,017,000	3,755,510
*Bank of America 5.625% 7/1/20		5,475,000	5,687,808
#Barclays Bank 144A 6.05% 12/4/17		2,370,000	2,597,567
BB&T 5.25% 11/1/19		1,086,000	1,168,526
•BB&T Capital Trust IV 6.82% 6/12/57		6,400,000	6,408,000
City National 5.25% 9/15/20		3,025,000	3,117,483
@#CoBank ACB 144A 7.875% 4/16/18		2,060,000	2,377,298
Credit Suisse New York 4.375% 8/5/20		4,855,000	5,005,039
Export-Import Bank of Korea
5.875% 1/14/15		885,000	990,827
#144A 5.25% 2/10/14		2,340,000	2,510,090
•Fifth Third Capital Trust IV 6.50% 4/15/37		4,880,000	4,684,800
•#HBOS Capital Funding 144A 6.071% 6/29/49		1,805,000	1,642,550
JPMorgan Chase
4.40% 7/22/20		4,050,000	4,129,335
•4.99% 6/21/12	AUD	1,800,000	1,737,118
5.875% 6/13/16	USD	3,660,000	4,152,391
*6.00% 10/1/17		2,770,000	3,156,952
JPMorgan Chase Capital XXV 6.80% 10/1/37		4,823,000	4,809,602
KeyBank 6.95% 2/1/28		4,700,000	4,955,464
KFW 10.00% 5/15/12	BRL	2,390,000	1,438,327
Korea Development Bank
4.375% 8/10/15	USD	2,105,000	2,268,862
8.00% 1/23/14		4,315,000	5,083,709
•National City Bank 0.663% 6/7/17		2,030,000	1,828,009
PNC Bank 6.875% 4/1/18		5,051,000	5,941,148
PNC Funding
5.125% 2/8/20		2,275,000	2,473,608
5.25% 11/15/15		115,000	128,088
5.625% 2/1/17		25,000	27,436
Rabobank Nederland
2.125% 10/13/15		2,340,000	2,361,594
•#144A 11.00% 12/29/49		7,420,000	9,935,809

#Santander US Debt Unipersonal 144A 3.781% 10/7/15		4,100,000	4,128,171
Silicon Valley Bank
5.70% 6/1/12		2,320,000	2,414,753
6.05% 6/1/17		1,870,000	1,980,814
SVB Financial Group 5.375% 9/15/20		3,785,000	3,848,573
•USB Capital IX 6.189% 10/29/49		4,867,000	3,869,265
Wachovia 5.625% 10/15/16		7,875,000	8,788,798
•Wells Fargo Capital XIII 7.70% 12/29/49		7,306,000	7,616,505
Zions Bancorporation
*5.50% 11/16/15		1,933,000	1,938,254
7.75% 9/23/14		1,940,000	2,066,589
			131,024,672
Basic Industry – 7.57%
Alcoa 6.15% 8/15/20		4,225,000	4,467,773
ArcelorMittal 9.85% 6/1/19		6,925,000	8,946,518
CF Industries 7.125% 5/1/20		875,000	1,017,188
Cliffs Natural Resources
4.80% 10/1/20		5,845,000	5,967,172
6.25% 10/1/40		3,000,000	2,930,250
Cytec Industries 8.95% 7/1/17		5,730,000	7,197,906
Dow Chemical 8.55% 5/15/19		8,010,000	10,303,984
duPont (E.I.) deNemours 3.625% 1/15/21		3,405,000	3,472,075
Freeport McMoRan Copper & Gold 8.25% 4/1/15		306,000	328,105
#Georgia-Pacific 144A
5.40% 11/1/20		1,025,000	1,040,375
8.25% 5/1/16		450,000	518,625
*Hexion Finance Escrow 8.875% 2/1/18		1,685,000	1,817,694
International Paper 9.375% 5/15/19		13,350,000	17,656,723
Lubrizol 6.50% 10/1/34		4,006,000	4,250,422
Reliance Steel & Aluminum 6.85% 11/15/36		3,697,000	3,577,228
Steel Dynamics 7.75% 4/15/16		832,000	892,320
Teck Resources 9.75% 5/15/14		3,180,000	3,962,690
Vale Overseas 6.875% 11/10/39		2,390,000	2,754,277
			81,101,325
Brokerage – 3.36%
•Bear Stearns 5.16% 12/7/12	AUD	710,000	682,625
E Trade Financial PIK 12.50% 11/30/17	USD	2,040,000	2,371,500
Goldman Sachs Group
3.70% 8/1/15		1,040,000	1,078,096
5.375% 3/15/20		8,427,000	8,932,839
Jefferies Group
6.25% 1/15/36		2,620,000	2,410,219
6.45% 6/8/27		6,627,000	6,445,858
Lazard Group
6.85% 6/15/17		7,744,000	8,323,383
7.125% 5/15/15		751,000	830,354
*Morgan Stanley 5.50% 7/24/20		2,735,000	2,851,670
*Nuveen Investments 10.50% 11/15/15		1,975,000	2,073,750
			36,000,294
Capital Goods – 2.84%
Allied Waste North America
6.875% 6/1/17		8,090,000	8,920,997
7.125% 5/15/16		3,834,000	4,092,676
Arrow Electronics 5.125% 3/1/21		2,810,000	2,800,839
Ball
*7.125% 9/1/16		532,000	582,540
7.375% 9/1/19		798,000	893,760
Clean Harbors 7.625% 8/15/16		1,342,000	1,424,198
Graham Packaging/GPC Capital I 9.875% 10/15/14		2,246,000	2,341,455
#Meccanica Holdings USA 144A 6.25% 7/15/19		6,565,000	7,314,500
Ply Gem Industries 11.75% 6/15/13		1,100,000	1,186,625
#USG 144A 9.75% 8/1/14		285,000	299,250
#Votorantim Overseas Trading Operations 144A 6.625% 9/25/19		474,000	519,030
			30,375,870
Communications – 16.30%
America Movil 5.00% 3/30/20		5,250,000	5,764,432
*American Tower 5.05% 9/1/20		7,415,000	7,756,357
#AT&T 144A 5.35% 9/1/40		4,925,000	4,850,982
*Cablevision Systems 8.625% 9/15/17		600,000	680,250
#Charter Communications Operating Capital 144A 10.875% 9/15/14		1,349,000	1,544,605

Comcast 5.90% 3/15/16		7,495,000	8,756,056
#Cox Communications 144A
6.25% 6/1/18		1,675,000	1,937,491
6.95% 6/1/38		1,045,000	1,191,144
*Cricket Communications 9.375% 11/1/14		869,000	914,623
Crown Castle International 9.00% 1/15/15		719,000	807,078
#Crown Castle Towers 144A 4.883% 8/15/20		11,610,000	11,850,873
CSC Holdings
8.50% 4/15/14		612,000	685,440
8.50% 6/15/15		460,000	508,875
#Digicel Group 144A 10.50% 4/15/18		775,000	857,344
DIRECTV Holdings/Financing
4.60% 2/15/21		6,835,000	7,096,329
7.625% 5/15/16		11,185,000	12,541,493
DISH DBS 7.875% 9/1/19		1,740,000	1,916,175
GXS Worldwide 9.75% 6/15/15		1,700,000	1,763,750
Intelsat Bermuda 11.25% 2/4/17		2,100,000	2,260,125
Intelsat Jackson Holdings 11.25% 6/15/16		513,000	561,094
#Myriad International Holding 144A 6.375% 7/28/17		610,000	644,465
#NBC Universal 144A
2.875% 4/1/16		7,080,000	7,175,460
4.375% 4/1/21		12,200,000	12,486,882
Nielsen Finance 11.50% 5/1/16		750,000	866,250
*PAETEC Holding 9.50% 7/15/15		900,000	956,250
Qwest 8.375% 5/1/16		10,207,000	12,350,470
#Qwest Communications International 144A 7.125% 4/1/18		2,000,000	2,135,000
Shaw Communications 6.75% 11/9/39	CAD	1,254,000	1,292,312
*Sprint Capital 6.875% 11/15/28	USD	1,050,000	994,875
Symantec 4.20% 9/15/20		7,400,000	7,468,243
Telecom Italia Capital
5.25% 10/1/15		11,314,000	12,453,467
6.175% 6/18/14		1,545,000	1,727,628
Telefonica Emisiones 6.421% 6/20/16		7,980,000	9,508,681
Telesat Canada 11.00% 11/1/15		665,000	749,788
Time Warner Cable 8.25% 4/1/19		5,331,000	6,949,236
Verizon Communications 6.40% 2/15/38		1,420,000	1,616,478
Videotron
*6.875% 1/15/14		1,201,000	1,223,519
#144A 7.125% 1/15/20	CAD	1,173,000	1,207,618
#Vivendi 144A
5.75% 4/4/13	USD	4,095,000	4,463,165
6.625% 4/4/18		7,847,000	9,109,166
#Wind Acquisition Finance 144A 11.75% 7/15/17		2,340,000	2,679,300
#XM Satellite Radio 144A 13.00% 8/1/13		1,935,000	2,317,163
			174,619,932
Consumer Cyclical – 3.62%
*Brinker International 5.75% 6/1/14		3,000,000	3,192,579
Burlington Coat Factory Investment Holdings 14.50% 10/15/14		1,150,000	1,233,375
*Burlington Coat Factory Warehouse 11.125% 4/15/14		2,005,000	2,120,288
w#CVS Pass Through Trust 144A 8.353% 7/10/31		4,741,660	5,906,054
*Ford Motor 7.45% 7/16/31		2,300,000	2,622,000
Ford Motor Credit
*7.50% 8/1/12		500,000	537,128
9.875% 8/10/11		1,349,000	1,430,188
*Goodyear Tire & Rubber 10.50% 5/15/16		27,000	31,050
*Harrah's Operating 10.00% 12/15/18		1,335,000	1,164,788
#Invista 144A 9.25% 5/1/12		217,000	221,069
*Macy's Retail Holdings 8.375% 7/15/15		1,799,000	2,109,328
MGM MIRAGE
10.375% 5/15/14		216,000	244,080
11.125% 11/15/17		279,000	322,245
*11.375% 3/1/18		2,310,000	2,408,175
13.00% 11/15/13		435,000	519,281
Norcraft Holdings 9.75% 9/1/12		1,400,000	1,391,250
*OSI Restaurant Partners 10.00% 6/15/15		1,850,000	1,930,938
Quiksilver 6.875% 4/15/15		2,000,000	1,960,000
Ryland Group 8.40% 5/15/17		378,000	415,800
Sally Holdings 10.50% 11/15/16		621,000	684,653
Wyndham Worldwide
5.75% 2/1/18		2,460,000	2,560,033
*7.375% 3/1/20		5,175,000	5,749,336
			38,753,638

Consumer Non-Cyclical – 7.94%
Amgen 3.45% 10/1/20	5,945,000	5,977,067
Anheuser-Busch InBev Worldwide
*5.00% 4/15/20	95,000	105,532
#144A 5.375% 11/15/14	2,210,000	2,498,999
#Brambles USA 144A
3.95% 4/1/15	1,625,000	1,693,429
5.35% 4/1/20	5,135,000	5,472,749
CareFusion
5.125% 8/1/14	50,000	55,463
6.375% 8/1/19	7,130,000	8,464,173
Celgene 3.95% 10/15/20	7,230,000	7,226,812
Coca-Cola Enterprises 3.50% 9/15/20	2,135,000	2,114,707
Community Health Systems 8.875% 7/15/15	1,115,000	1,195,838
Genzyme
3.625% 6/15/15	6,165,000	6,569,510
5.00% 6/15/20	3,505,000	3,875,240
HCA
9.25% 11/15/16	1,343,000	1,457,155
PIK 9.625% 11/15/16	340,000	370,600
Hospira 6.40% 5/15/15	5,550,000	6,473,476
#InVentiv Health 144A 10.00% 8/15/18	2,400,000	2,424,000
Life Technologies
4.40% 3/1/15	2,990,000	3,203,157
6.00% 3/1/20	8,037,000	9,047,612
Medco Health Solutions 4.125% 9/15/20	3,995,000	4,036,816
#Mylan 144A 7.625% 7/15/17	3,895,000	4,303,975
*RSC Equipment Rental 10.25% 11/15/19	2,060,000	2,250,550
*Select Medical 7.625% 2/1/15	850,000	865,938
*Supervalu 7.50% 11/15/14	1,380,000	1,397,250
•US Oncology Holdings PIK 6.737% 3/15/12	852,000	834,960
#Woolworths 144A 4.00% 9/22/20	3,050,000	3,125,341
		85,040,349
Electric – 9.46%
Ameren Illinois 9.75% 11/15/18	7,156,000	9,613,963
#American Transmission Systems 144A 5.25% 1/15/22	4,835,000	5,312,263
#Centrais Eletricas Brasileiras 144A 6.875% 7/30/19	8,515,000	10,175,424
CMS Energy
4.25% 9/30/15	2,345,000	2,403,292
6.55% 7/17/17	2,050,000	2,261,958
8.75% 6/15/19	4,915,000	5,924,792
Commonwealth Edison
4.00% 8/1/20	5,630,000	5,879,899
5.80% 3/15/18	3,755,000	4,380,598
Dominion Resources 5.60% 11/15/16	1,050,000	1,235,929
Duke Energy 5.05% 9/15/19	1,320,000	1,470,600
Exelon Generation 4.00% 10/1/20	2,400,000	2,394,288
#Iberdrola Finance Ireland 144A 5.00% 9/11/19	2,600,000	2,725,109
Indiana Michigan Power 7.00% 3/15/19	2,300,000	2,815,927
Jersey Central Power & Light
5.625% 5/1/16	1,500,000	1,712,199
7.35% 2/1/19	455,000	563,315
#Korea Electric Power 144A 5.50% 7/21/14	1,500,000	1,654,667
National Rural Utilities Cooperative Finance 1.90% 11/1/15	2,565,000	2,572,677
*NRG Energy 7.375% 1/15/17	880,000	919,600
Oncor Electric Delivery
7.00% 9/1/22	2,820,000	3,529,174
#144A 5.00% 9/30/17	2,550,000	2,839,922
#144A 5.25% 9/30/40	1,305,000	1,273,778
Pennsylvania Electric 5.20% 4/1/20	6,681,000	7,283,038
@#Power Receivables Finance 144A 6.29% 1/1/12	47,397	47,420
Public Service Oklahoma 5.15% 12/1/19	5,865,000	6,449,482
•Puget Sound Energy 6.974% 6/1/67	850,000	822,225
UIL Holdings 4.625% 10/1/20	4,565,000	4,568,488
Virginia Electric & Power 3.45% 9/1/22	2,665,000	2,652,349
•Wisconsin Energy 6.25% 5/15/67	7,934,000	7,785,587
		101,267,963

Energy – 8.32%
Anadarko Petroleum
*5.95% 9/15/16		2,400,000	2,628,031
6.375% 9/15/17		3,315,000	3,687,848
Chesapeake Energy
7.25% 12/15/18		1,439,000	1,579,303
9.50% 2/15/15		580,000	675,700
#ENI 144A 4.15% 10/1/20		5,815,000	6,016,135
#Hercules Offshore 144A 10.50% 10/15/17		825,000	643,500
Mariner Energy 8.00% 5/15/17		4,000,000	4,440,000
#New World Resources 144A 7.875% 5/1/18	EUR	331,000	480,230
Nexen 7.50% 7/30/39	USD	6,740,000	8,264,548
Noble Energy 8.25% 3/1/19		7,144,000	9,302,460
*#Noble Group 144A 6.625% 8/5/20		871,000	935,683
*Noble Holding International 3.45% 8/1/15		2,095,000	2,222,328
OPTI Canada 8.25% 12/15/14		2,100,000	1,601,250
Petrohawk Energy 10.50% 8/1/14		773,000	887,018
Pride International 6.875% 8/15/20		11,415,000	12,984,562
#SEMCO Energy 144A 5.15% 4/21/20		2,085,000	2,265,709
*Sempra Energy 6.15% 6/15/18		2,110,000	2,499,664
Total Capital 2.30% 3/15/16		3,650,000	3,694,807
Transocean 6.50% 11/15/20		6,265,000	6,994,509
Weatherford International Bermuda
5.125% 9/15/20		3,750,000	3,933,424
6.75% 9/15/40		5,600,000	5,972,372
#Woodside Finance 144A
4.50% 11/10/14		5,400,000	5,826,211
8.125% 3/1/14		1,315,000	1,553,085
			89,088,377
Finance Companies – 3.88%
Capital One Capital V 10.25% 8/15/39		375,000	409,219
#CDP Financial 144A
4.40% 11/25/19		3,510,000	3,748,073
5.60% 11/25/39		3,670,000	3,992,321
FTI Consulting 7.75% 10/1/16		328,000	348,910
General Electric Capital
4.375% 9/16/20		4,000,000	4,042,892
6.00% 8/7/19		15,184,000	17,183,247
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65		3,065,000	2,467,325
#International Lease Finance 144A 8.75% 3/15/17		8,220,000	9,370,800
			41,562,787
Insurance – 2.24%
•Chubb 6.375% 3/29/67		4,396,000	4,555,355
•Genworth Financial 6.15% 11/15/66		3,025,000	2,427,563
•#Liberty Mutual 144A 7.00% 3/15/37		2,775,000	2,602,198
MetLife
*4.75% 2/8/21		970,000	1,028,346
6.40% 12/15/36		180,000	177,300
6.817% 8/15/18		1,995,000	2,409,455
#MetLife Capital Trust X 144A 9.25% 4/8/38		5,980,000	7,235,799
Prudential Financial 3.875% 1/14/15		3,320,000	3,507,839
•=‡w@#Twin Reefs Pass Through Trust 144A 0.00% 12/31/49		3,100,000	0
			23,943,855
Natural Gas – 5.81%
•Enbridge Energy Partners 8.05% 10/1/37		4,450,000	4,565,478
Energy Transfer Partners 9.70% 3/15/19		6,791,000	8,980,737
Enterprise Products Operating
6.30% 9/15/17		3,013,000	3,521,221
•7.034% 1/15/68		8,500,000	8,788,583
9.75% 1/31/14		4,524,000	5,586,194
Kinder Morgan Energy Partners
*6.55% 9/15/40		1,325,000	1,424,586
9.00% 2/1/19		3,905,000	5,109,419
#Midcontinent Express Pipeline 144A
5.45% 9/15/14		2,565,000	2,801,839
*6.70% 9/15/19		3,000,000	3,342,120
Plains All American Pipeline 8.75% 5/1/19		6,345,000	8,114,887
TransCanada Pipelines
3.80% 10/1/20		2,520,000	2,602,223
•6.35% 5/15/67		7,652,000	7,336,386
			62,173,673

Real Estate – 1.76%
Developers Diversified Realty
7.50% 4/1/17		2,500,000	2,679,978
7.875% 9/1/20		1,125,000	1,223,215
9.625% 3/15/16		1,415,000	1,638,540
#Digital Realty Trust 144A 5.875% 2/1/20		1,680,000	1,789,286
Liberty Property 4.75% 10/1/20		2,055,000	2,122,108
ProLogis 7.375% 10/30/19		1,390,000	1,553,575
Regency Centers
4.80% 4/15/21		2,935,000	2,962,876
5.875% 6/15/17		2,325,000	2,556,228
•#USB Realty 144A 6.091% 12/29/49		3,100,000	2,371,500
			18,897,306
Technology – 1.12%
National Semiconductor
3.95% 4/15/15		50,000	52,700
6.60% 6/15/17		5,844,000	6,806,110
#Seagate Technology 144A 10.00% 5/1/14		4,225,000	5,175,625
			12,034,435
Transportation – 2.41%
Burlington Northern Santa Fe 4.70% 10/1/19		4,500,000	4,926,438
Canadian Pacific Railway 4.45% 3/15/23		6,565,000	6,728,777
#ERAC USA Finance 144A 5.25% 10/1/20		13,195,000	14,128,969
			25,784,184
Total Corporate Bonds (cost $890,380,075)			951,668,660

Municipal Bonds – 0.78%
Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bonds
Series S3 6.907% 10/1/50		3,575,000	3,632,057
Metropolitan Transportation Authority, New York Dedicated Tax Fund Build America
Bonds (Metropolitan Transit Authority) 6.687% 11/15/40		4,500,000	4,671,180
Total Municipal Bonds (cost $8,075,000)			8,303,237

Non-Agency Asset-Backed Securities – 0.67%
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		1,147,000	1,356,763
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39		2,337,000	2,959,550
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		1,960,000	2,319,003
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		425,000	431,055
Mid-State Trust Series 11 A1 4.864% 7/15/38		151,905	153,045
Total Non-Agency Asset-Backed Securities (cost $6,015,174)			7,219,416

Non-Agency Collateralized Mortgage Obligations – 0.03%
•@First Horizon Alternative Mortgage Securities Series 2006-FA2 B1 5.799% 5/25/36		186,742	296
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		278,752	275,862
Total Non-Agency Collateralized Mortgage Obligations (cost $460,264)			276,158

Regional Bonds – 0.51%Δ
Australia – 0.37%
New South Wales Treasury 6.00% 6/1/20	AUD	1,081,000	1,096,077
Queensland Treasury 6.00% 6/14/21	AUD	2,882,000	2,893,561
			3,989,638
Canada – 0.14%
Quebec Province 4.50% 12/1/19	CAD	1,395,000	1,478,011
			1,478,011
Total Regional Bonds (cost $5,115,004)			5,467,649

«Senior Secured Loans – 2.13%
Affinion Group Tranche B 5.00% 10/7/16	USD	1,342,502	1,332,433
Alliance HealthCare Services 5.50% 6/1/16		1,191,000	1,189,761
Cengage Learning Acquisitions 7.50% 7/7/14		1,309,949	1,313,224
Chester Downs & Marina 12.375% 12/31/16		925,000	941,960
Delta Air Lines 8.75% 9/16/13		2,041,881	2,073,235
Energy Future Holdings Tranche B2 3.941% 10/10/14		1,463,177	1,142,646
Fifth Third Processing Tranche B 5.50% 10/12/17		1,000,000	990,000
Ford Motor Tranche B 3.03% 12/15/13		1,427,256	1,413,468
Goodman Global Tranche B 5.75% 10/6/16		1,000,000	1,014,305
Graham Packaging Tranche C 6.75% 4/5/14		775,848	783,765
Grifols Tranche B 6.00% 6/4/16		2,125,000	2,150,501
JohnsonDiversey Tranche B 5.50% 11/24/15		1,174,916	1,183,728
Multiplan Tranche B 6.50% 7/9/17		1,486,154	1,493,354
Nuveen Investments 2nd Lien 12.50% 7/9/15		735,000	799,926
Phillips-Van Heusen Tranche B 4.75% 3/15/16		809,094	816,910

Reynolds & Reynolds 5.25% 4/3/17		768,269	772,952
Smurfit-Stone Container Enterprises 6.75% 1/2/16		1,236,900	1,250,487
Toys R Us Delaware Tranche B 6.00% 8/11/16		1,250,000	1,257,675
Univision Communications 4.25% 3/29/17		947,887	896,938
Total Senior Secured Loans (cost $22,159,465)			22,817,268

Sovereign Bonds – 2.06%Δ
Australia – 0.28%
@Australian Government Inflation Linked Bond 4.00% 8/20/15	AUD	1,853,000	3,053,926
			3,053,926
Brazil – 0.70%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/21	BRL	6,988,000	3,656,352
Republic of Brazil
10.25% 1/10/28	BRL	4,493,000	2,872,171
12.50% 1/5/22	BRL	1,440,000	1,026,758
			7,555,281
Chile – 0.11%
Chile Government International Bond 5.50% 8/5/20	CLP	544,000,000	1,179,996
			1,179,996
Indonesia – 0.38%
Indonesia Treasury Bond 11.00% 11/15/20	IDR	29,154,000,000	4,048,849
			4,048,849
Philippines – 0.04%
Philippine Government International Bond 4.95% 1/15/21	PHP	16,000,000	397,269
			397,269
Republic of Korea – 0.55%
*#Korea Expressway 144A 4.50% 3/23/15	USD	2,360,000	2,521,327
@Korea Treasury Inflation Linked Bond 2.75% 6/10/20	KRW	3,346,767,426	3,330,559
			5,851,886
Total Sovereign Bonds (cost $21,106,308)			22,087,207

Supranational Bank – 0.23%
International Finance 5.75% 3/16/15	AUD	2,473,000	2,442,797
Total Supranational Bank (cost $2,238,462)			2,442,797

U.S. Treasury Obligation – 0.01%
U.S. Treasury Note 1.25% 10/31/15	USD	60,000	60,216
Total U.S. Treasury Obligation (cost $60,028)			60,216

		Number of
		Shares
Common Stock – 0.00%
Masco		251	2,675
†United Continental Holdings		40	1,162
Total Common Stock (cost $1,783)			3,837

Preferred Stock – 0.51%
#Ally Financial 144A 7.00%		2,500	2,221,875
•PNC Financial Services Group 8.25%		3,112,000	3,294,920
Total Preferred Stock (cost $5,291,625)			5,516,795

		Principal
		Amount°
≠Discount Note – 1.05%
Federal Home Loan Bank 0.10% 11/1/10	USD	11,228,101	11,228,101
Total Discount Note (cost $11,228,101)			11,228,101

Total Value of Securities Before Securities Lending Collateral – 99.39%
(cost $998,201,880)			1,064,473,089
		Number of
		Shares
Securities Lending Collateral** – 3.62%
Investment Companies
Delaware Investments Collateral Fund No. 1		38,537,607	38,537,607
BNY Mellon SL DBT II Liquidating Fund		165,103	160,332
†@Mellon GSL Reinvestment Trust II		242,932	12,560
Total Securities Lending Collateral (cost $38,945,642)			38,710,499

Total Value of Securities – 103.01%
(cost $1,037,147,522)			1,103,183,588	©
Obligation to Return Securities Lending Collateral** – (3.64%)			(38,945,642)
Receivables and Other Assets Net of Liabilities (See Notes) – 0.63%***	6,723,685
Net Assets Applicable to 170,283,640 Shares Outstanding – 100.00%	$1,070,961,631

°Principal amount is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CLP – Chilean Peso
EUR – European Monetary Unit
IDR – Indonesia Rupiah
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PHP– Philippine Peso
USD – United States Dollar

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2010, the aggregate amount of Rule 144A securities was $238,377,685, which represented 22.26% of the Fund’s net assets. See Note 5 in "Notes."
•Variable rate security. The rate shown is the rate as of October 31, 2010. Interest rates reset periodically.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2010.
*Fully or partially on loan.
@Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $8,822,059, which represented 0.82% of the Fund’s net assets. See Note 5 in “Notes.”
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
‡Non income producing security. Security is currently in default.
=Security is being fair valued in accordance with the Fund's fair valuation policy. At October 31, 2010, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund's net assets. See Note 1 in "Notes."
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally:(i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2010.
†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in “Notes”.
©Includes $37,868,493 of securities loaned.
***Includes $360,000 cash pledged as collateral for futures contracts.

Summary of Abbreviations:
BCLY – Barclays
BOA – Bank of America Securities
CDS – Credit Default Swap
CGM – Citigroup Global Markets
CMB – Chase Manhattan Bank
GSC – Goldman Sachs
HKSB – Hong Kong Shanghai Bank
JPMS – JPMorgan Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
MSC – Morgan Stanley & Co.
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
yr – Year

1The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2010:

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BOA	EUR	(166,683)	USD	232,089	12/3/10	$214
BOA	MXN	17,398,794	USD	(1,403,468)	12/3/10	1,975
BOA	NOK	(12,088,142)	USD	2,068,187	12/3/10	8,801
CMB	BRL	(5,502,682)	USD	3,231,170	12/3/10	20,019
CMB	EUR	(1,180,000)	USD	1,644,212	12/3/10	2,697
CMB	NZD	3,778,143	USD	(2,819,628)	12/3/10	52,392
GSC	CAD	3,808,575	USD	(3,714,959)	12/3/10	16,228
GSC	NOK	3,822,099	USD	(653,663)	12/3/10	(2,514)
HKSB	AUD	1,331,430	USD	(1,304,415)	12/3/10	(5,474)
HKSB	EUR	(6,605,931)	USD	9,217,652	12/3/10	28,044
HKSB	NOK	19,662,240	USD	(3,377,985)	12/3/10	(28,243)
MSC	AUD	6,371	USD	(6,235)	12/3/10	(20)
MSC	EUR	2,988,812	USD	(4,164,580)	12/3/10	(6,801)
MSC	MXN	5,861,136	USD	(472,691)	12/3/10	760
MSC	MYR	11,409	USD	(3,658)	12/3/10	1
						$88,079

Futures Contracts

					Unrealized
Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Depreciation
(1,130)	U.S. Treasury 10 yr Notes	$(139,885,998)	$(142,697,812)	12/21/10	$(2,811,814)
810	U.S. Treasury Long Bond	107,252,200	106,059,375	12/21/10	(1,192,825)
		$(32,633,798)			$(4,004,639)

Swap Contracts
CDS Contracts

					Unrealized
	Swap	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BOA	Sunoco 5 yr CDS	$1,155,000	1.00%	12/20/15	$(26,765)
BCLY	ITRAXX Europe Subordinate Financials 14.1
	5 yr CDS	18,560,000	1.00%	12/20/15	49,192
BCLY	Republic of Ireland 5 yr CDS	3,775,000	1.00%	12/20/15	43,364
GSC	Sunoco 5 yr CDS	1,580,000	1.00%	3/20/15	(57,118)
JPMS	Penney (J.C.) 5 yr CDS	1,550,000	1.00%	3/20/15	80,613
	Portuguese Republic
JPMS	5 yr CDS	1,206,000	1.00%	3/20/15	123,653
JPMS	5 yr CDS	2,042,000	1.00%	6/20/15	164,340
JPMS	Sunoco 5 yr CDS	570,000	1.00%	3/20/15	(4,272)
		$30,438,000			$373,007

	Protection Sold / Moody’s Rating:
BOA	Valero Energy 5 yr CDS / Baa	$1,155,000	1.00%	9/21/15	$13,913
CGM	MetLife 5 yr CDS / A	2,335,000	5.00%	9/20/14	129,405
JPMS	MetLife 5 yr CDS / A	2,645,000	1.00%	12/20/14	54,312
JPMS	Valero Energy 5 yr CDS / Baa	570,000	1.00%	3/20/15	2,349
MSC	Valero Energy 5 yr CDS / Baa	1,580,000	1.00%	3/20/15	38,432
		$8,285,000			$238,411
Total					$611,418

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds - Delaware Corporate Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2007 – July 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, twice per year. Such dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$1,037,700,921
Aggregate unrealized appreciation	$71,677,104
Aggregate unrealized depreciation	(6,194,437)
Net unrealized appreciation	$65,482,667

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (i.e. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing).
Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (i.e. broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$13,519,153	$-	$13,519,153
Common Stock	3,837	-	-	3,837
Corporate Debt	-	994,636,479	1,207,618	995,844,097
Foreign Debt	-	26,341,300	3,656,353	29,997,653
Municipal Bonds	-	8,303,237	-	8,303,237
U.S. Treasury Obligations	-	60,216	-	60,216
Short-Term	-	11,228,101	-	11,228,101
Securities Lending Collateral	-	38,697,939	12,560	38,710,499
Preferred Stock	-	5,516,795	-	5,516,795
Total	$3,837	$1,098,303,220	$4,876,531	$1,103,183,588

Foreign Currency Exchange Contracts	$-	$88,079	$-	$88,079
Futures Contracts	$(4,004,639)	$-	$-	$(4,004,639)
Swaps Contracts	$-	$611,418	$-	$611,418

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Securities
	Corporate	Foreign	Lending
	Debt	Debt	Collateral	Total
Balance as of 7/31/10	$1,163,928	$-	$10,325	$1,174,253
Purchases	-	3,550,716	-	3,550,716
Transfers into Level 3	3,106,005	-	-	3,106,005
Net change in unrealized
appreciation/depreciation	(3,062,315)	105,637	2,235	(2,954,443)
Balance as of 10/31/10	$1,207,618	$3,656,353	$12,560	$4,876,531

Net change in unrealized
appreciation/depreciation
from investments
still held as of 10/31/10	$(3,062,315)	$105,637	$2,235	$(2,954,443)

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund's fiscal year ending July 31, 2010 and interim periods therein. During the period ended October 31, 2010, the Fund made transfers out of Level 1 investments into Level 2 investments in the amount of $38,537,607, based on management's decision to classify the Delaware Investments Collateral Fund No. 1 as Level 2 investment. Management has classified the Delaware Investments Collateral Fund No. 1 as Level 2 investment because the price is not quoted in an active market or listed on a public exchange. The Delaware Investments Collateral Fund No. 1 is priced daily for investors in the Fund. Utilizing international fair value pricing could cause transfers from Level 1 investments to Level 2 investments in the hierarchy. During the period ended October 31, 2010, the Fund had transfers out of Level 2 investments into Level 3 investments in the amount of $3,106,005 which was due to the Fund's pricing vendor dropping coverage of a security.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended October 31, 2010, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At October 31, 2010, the aggregate unrealized appreciation of credit default swaps was $611,418. The Fund had posted $360,000 cash collateral for certain open derivatives. If a credit event had occurred for all swap transactions where collateral posting was required as of October 31, 2010, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received $22,153,000 less the value of the contracts' related reference obligations.

As disclosed in the footnotes to the schedule of investments, at October 31, 2010, the notional value of the protection sold was $8,285,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At October 31, 2010, the net unrealized appreciation of the protection sold was $238,411.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of October 31, 2010 was as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
Foreign exchange contracts (Forward currency contracts)	Receivables and other assets net of liabilities	$99,812	Liabilities net of receivables and other assets	$(11,733)

Interest rate contracts (Futures contracts)	Receivables and other assets net of liabilities	-	Liabilities net of receivables and other assets	(4,004,639)

Credit contracts (Swaps contracts)	Receivables and other assets net of liabilities	681,388	Liabilities net of receivables and other assets	(69,970)
Total		$781,200		$(4,086,342)

The effect of derivative instruments on the statement of operations for the period ended October 31, 2010 was as follows:

			Change in
			Unrealized
			Appreciation
			or
		Realized Gain or	Depreciation
		Loss on	on
	Location of Gain or Loss	Derivatives	Derivatives
	on Derivatives	Recognized in	Recognized
	Recognized in Income	Income	in Income
Foreign exchange contracts (Forward currency contracts)	Net realized gain on forward currency contracts and net of change in unrealized appreciation/depreciation of investments and foreign currency contracts	$159,784	$17,394
Interest rate contracts (Futures contracts )	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and futures contracts	3,931,960	(5,415,208)
Credit contracts (Swaps contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and swap contracts	(1,005,733)	1,195,272
Total		$3,086,011	$(4,202,542)

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan. Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31 2010, the value of securities on loan was $37,868,493, for which the Fund received collateral, comprised of non-cash collateral valued at $433,982, and cash collateral of $38,945,642. At October 31, 2010, the value of invested collateral was $38,710,499. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's (S&P) and Baa 3 by Moody's Investor Services (Moody's), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined no material events or transactions occurred subsequent to October 31, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of investments (Unaudited)

Delaware Extended Duration Bond Fund

October 31, 2010

		Principal	Value
		Amount°	(U.S. $)
Commercial Mortgage-Backed Securities – 0.61%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	USD	715,000	$787,860
•Bank of America Commercial Mortgage Series 2004-3 A5 5.595% 6/10/39		665,000	723,467
•#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18		610,000	629,056
#Merrill Lynch Mortgage Investors Series 1998-C3 G 144A 6.00% 12/15/30		500,000	275,852
Merrill Lynch Mortgage Trust
#Series 2002-MW1 J 144A 5.695% 7/12/34		110,000	57,365
Series 2005-CIP1 A2 4.96% 7/12/38		36,870	37,752
•#Morgan Stanley Capital I Series 1999-FNV1 G 144A 6.12% 3/15/31		13,880	14,193
Total Commercial Mortgage-Backed Securities (cost $2,523,548)			2,525,545

Convertible Bonds – 1.77%
Amgen 0.375% exercise price $79.48, expiration date 2/1/13		445,000	448,338
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		310,000	303,025
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 10/1/14		320,000	446,800
Health Care REIT 3.00% exercise price $51.27, expiration date 12/1/29		885,000	993,412
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37		305,000	288,988
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14		395,000	357,969
LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/14/14		890,000	888,887
Linear Technology 3.00% exercise price $45.36, expiration date 5/1/27		825,000	857,999
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		707,000	613,323
Medtronic 1.625% exercise price $54.79, expiration date 4/15/13		610,000	616,863
#Owens-Brockway Glass Container 144A 3.00% exercise price$ 47.47, expiration date 6/1/15		806,000	809,023
#SVB Financial Group 144A 3.875% exercise price $53.04, expiration date 4/15/11		505,000	518,256
*Transocean 1.50% exercise price $168.61, expiration date 12/15/37		220,000	216,700
Total Convertible Bonds (cost $6,802,071)			7,359,583

Corporate Bonds – 81.40%
Banking – 9.41%
AgriBank FCB 9.125% 7/15/19		1,210,000	1,506,187
*Bank of America 5.625% 7/1/20		2,110,000	2,192,014
#Barclays Bank 144A 6.05% 12/4/17		1,000,000	1,096,020
BB&T Capital Trust II 6.75% 6/7/36		2,403,000	2,428,111
•BB&T Capital Trust IV 6.82% 6/12/57		630,000	630,788
City National 5.25% 9/15/20		1,155,000	1,190,312
@#CoBank ACB 144A 7.875% 4/16/18		935,000	1,079,016
Credit Suisse New York 4.375% 8/5/20		1,000,000	1,030,904
•Fifth Third Capital Trust IV 6.50% 4/15/37		1,850,000	1,776,000
•#HBOS Capital Funding 144A 6.071% 6/29/49		700,000	637,000
*JPMorgan Chase 6.00% 10/1/17		345,000	393,194
JPMorgan Chase Capital XXV 6.80% 10/1/37		4,395,000	4,382,792
KeyBank 6.95% 2/1/28		1,685,000	1,776,586
KFW 10.00% 5/15/12	BRL	840,000	505,521
•#PNC Preferred Funding Trust II 144A 6.113% 3/29/49	USD	3,900,000	2,819,525
•#Rabobank Nederland 144A 11.00% 12/29/49		2,370,000	3,173,567
Silicon Valley Bank 6.05% 6/1/17		805,000	852,704
SVB Financial Group 5.375% 9/15/20		1,705,000	1,733,637
•USB Capital IX 6.189% 10/29/49		2,925,000	2,325,375
*Wachovia 5.50% 8/1/35		2,910,000	2,743,877
•Wells Fargo Capital XIII 7.70% 12/29/49		3,150,000	3,283,875
Zions Bancorporation
*5.50% 11/16/15		790,000	792,147
7.75% 9/23/14		750,000	798,939
			39,148,091
Basic Industry – 7.62%
*ArcelorMittal 7.00% 10/15/39		4,880,000	4,927,063
CF Industries 7.125% 5/1/20		350,000	406,875
Cliffs Natural Resources 6.25% 10/1/40		6,445,000	6,295,153
Dow Chemical
*8.55% 5/15/19		625,000	803,994
9.40% 5/15/39		2,150,000	3,055,763

Freeport McMoRan Copper & Gold 8.25% 4/1/15		130,000	139,391
#Georgia-Pacific 144A
5.40% 11/1/20		395,000	400,925
8.25% 5/1/16		185,000	213,213
Hexion Finance Escrow 8.875% 2/1/18		615,000	663,431
International Paper 9.375% 5/15/19		4,120,000	5,449,115
Lubrizol 6.50% 10/1/34		970,000	1,029,184
Reliance Steel & Aluminum 6.85% 11/15/36		2,107,000	2,038,740
Steel Dynamics 7.75% 4/15/16		420,000	450,450
Teck Resources 6.00% 8/15/40		3,845,000	4,024,919
Vale Overseas 6.875% 11/10/39		1,570,000	1,809,295
			31,707,511
Brokerage – 3.80%
•Bear Stearns 5.16% 12/7/12	AUD	1,410,000	1,355,635
•E Trade Financial PIK 12.50% 11/30/17	USD	765,000	889,313
Goldman Sachs Group 5.375% 3/15/20		3,529,000	3,740,832
Jefferies Group
6.25% 1/15/36		1,930,000	1,775,467
6.45% 6/8/27		2,640,000	2,567,838
Lazard Group 6.85% 6/15/17		3,271,000	3,515,726
*Morgan Stanley 5.50% 7/24/20		1,055,000	1,100,004
Nuveen Investments 10.50% 11/15/15		810,000	850,500
			15,795,315
Capital Goods – 2.71%
Allied Waste North America
6.875% 6/1/17		1,050,000	1,157,855
7.125% 5/15/16		2,390,000	2,551,250
Ball
7.125% 9/1/16		188,000	205,860
7.375% 9/1/19		282,000	315,840
Clean Harbors 7.625% 8/15/16		468,000	496,665
*Graham Packaging/GPC Capital I 9.875% 10/15/14		465,000	484,763
#Meccanica Holdings USA 144A 6.25% 7/15/19		2,140,000	2,384,315
Ply Gem Industries 11.75% 6/15/13		350,000	377,563
#USG 144A 9.75% 8/1/14		100,000	105,000
#Votorantim Overseas Trading Operations 144A 6.625% 9/25/19		169,000	185,055
Waste Management
6.125% 11/30/39		615,000	667,120
7.75% 5/15/32		900,000	1,122,601
WMX Technologies 7.10% 8/1/26		1,025,000	1,211,484
			11,265,371
Communications – 10.84%
American Tower 5.05% 9/1/20		2,290,000	2,395,422
AT&T
6.50% 9/1/37		2,770,000	3,121,258
#144A 5.35% 9/1/40		2,120,000	2,088,139
Cablevision Systems 8.625% 9/15/17		250,000	283,438
#CC Holdings GS V 144A 7.75% 5/1/17		235,000	264,963
#Charter Communications Operating Capital 144A 10.875% 9/15/14		675,000	772,875
*Comcast 6.95% 8/15/37		4,157,000	4,851,755
#Cox Communications 144A
6.45% 12/1/36		2,000,000	2,180,678
6.95% 6/1/38		1,775,000	2,023,236
*Cricket Communications 9.375% 11/1/14		355,000	373,638
Crown Castle International 9.00% 1/15/15		660,000	740,850
CSC Holdings 8.50% 4/15/14		329,000	368,480
Deutsche Telekom International Finance 8.75% 6/15/30		1,335,000	1,857,241
#Digicel Group 144A 10.50% 4/15/18		300,000	331,875
*DIRECTV Holding/Financing 6.00% 8/15/40		2,200,000	2,248,558
DISH DBS 7.875% 9/1/19		635,000	699,294
Intelsat Bermuda 11.25% 2/4/17		740,000	796,425
Intelsat Jackson Holdings 11.25% 6/15/16		195,000	213,281
#Myriad International Holding 144A 6.375% 7/28/17		200,000	211,300
*#NBC Universal 144A 5.95% 4/1/41		2,515,000	2,577,593
Nielsen Finance 11.50% 5/1/16		275,000	317,625
PAETEC Holding 9.50% 7/15/15		350,000	371,875
Qwest 8.375% 5/1/16		230,000	278,300
#Qwest Communications International 144A 7.125% 4/1/18		700,000	747,250
Shaw Communications 6.75% 11/9/39	CAD	383,000	394,701

*Sprint Capital 6.875% 11/15/28	USD	400,000	379,000
Telecom Italia Capital 7.721% 6/4/38		4,290,000	4,944,016
Telefonica Emisiones 5.134% 4/27/20		585,000	642,300
Telesat Canada 11.00% 11/1/15		230,000	259,325
*Time Warner Cable 6.75% 6/15/39		825,000	948,795
Verizon Communications 6.40% 2/15/38		3,430,000	3,904,592
#Videotron 144A 7.125% 1/15/20	CAD	418,000	430,336
#Vivendi 144A 6.625% 4/4/18	USD	1,070,000	1,242,106
#Wind Acquisition Finance 144A 11.75% 7/15/17		860,000	984,700
#XM Satellite Radio 144A 13.00% 8/1/13		720,000	862,200
			45,107,420
Consumer Cyclical – 4.34%
Burlington Coat Factory Investment Holdings 14.50% 10/15/14		400,000	429,000
*CVS Caremark 6.125% 9/15/39		2,000,000	2,162,858
w#CVS Pass Through Trust 144A 8.353% 7/10/31		2,153,520	2,682,353
*Ford Motor 7.45% 7/16/31		825,000	940,500
Ford Motor Credit 9.875% 8/10/11		650,000	689,120
*Goodyear Tire & Rubber 10.50% 5/15/16		10,000	11,500
*Harrah's Operating
10.00% 12/15/18		475,000	414,438
11.25% 6/1/17		335,000	371,850
#Invista 144A 9.25% 5/1/12		97,000	98,819
Macy's Retail Holdings 8.375% 7/15/15		150,000	175,875
MGM MIRAGE
10.375% 5/15/14		90,000	101,700
11.125% 11/15/17		110,000	127,050
*11.375% 3/1/18		900,000	938,250
13.00% 11/15/13		175,000	208,906
Norcraft Holdings 9.75% 9/1/12		525,000	521,719
*OSI Restaurant Partners 10.00% 6/15/15		675,000	704,531
Quiksilver 6.875% 4/15/15		700,000	686,000
Ryland Group 8.40% 5/15/17		475,000	522,500
Sally Holdings 10.50% 11/15/16		260,000	286,650
*Wal-Mart Stores 4.875% 7/8/40		3,900,000	3,839,569
Wyndham Worldwide 7.375% 3/1/20		1,930,000	2,144,197
			18,057,385
Consumer Non-Cyclical – 7.07%
Abbott Laboratories 5.30% 5/27/40		3,350,000	3,544,427
Alere 9.00% 5/15/16		250,000	268,125
Amgen 4.95% 10/1/41		4,130,000	3,987,076
Anheuser-Busch InBev Worldwide
*5.00% 4/15/20		35,000	38,880
#144A 5.375% 11/15/14		190,000	214,846
#Brambles USA 144A 5.35% 4/1/20		2,155,000	2,296,743
Celgene 5.70% 10/15/40		3,785,000	3,776,647
Community Health Systems 8.875% 7/15/15		495,000	530,888
#Delhaize Group 144A 5.70% 10/1/40		4,035,000	3,963,823
Genzyme 5.00% 6/15/20		1,330,000	1,470,491
HCA
9.25% 11/15/16		530,000	575,050
PIK 9.625% 11/15/16		125,000	136,250
#InVentiv Health 144A 10.00% 8/15/18		940,000	949,400
*Kraft Foods 6.50% 2/9/40		2,280,000	2,622,431
#Mylan 144A 7.625% 7/15/17		1,480,000	1,635,400
Pepsico 4.875% 11/1/40		2,645,000	2,640,808
*Supervalu 7.50% 11/15/14		460,000	465,750
•US Oncology Holdings PIK 6.737% 3/15/12		319,000	312,620
			29,429,655
Electric – 9.18%
AES 8.00% 6/1/20		325,000	366,438
Ameren Illinois 9.75% 11/15/18		3,680,000	4,944,017
#American Transmission Systems 144A 5.25% 1/15/22		3,640,000	3,999,304
#Centrais Eletricas Brasileiras 144A 6.875% 7/30/19		1,890,000	2,258,550
CMS Energy 8.75% 6/15/19		1,035,000	1,247,642
Exelon Generation 5.75% 10/1/41		5,205,000	5,129,214
Florida Power
6.35% 9/15/37		1,500,000	1,779,435
*6.40% 6/15/38		1,350,000	1,619,301
Florida Power & Light 5.69% 3/1/40		1,200,000	1,322,255
Georgia Power 4.75% 9/1/40		2,400,000	2,246,710

*NRG Energy 7.375% 1/15/17		180,000	188,100
#Oncor Electric Delivery 144A 5.25% 9/30/40		3,665,000	3,577,315
Pacific Gas & Electric 6.05% 3/1/34		2,500,000	2,813,525
•Puget Sound Energy 6.974% 6/1/67		300,000	290,197
Southern California Edison 6.65% 4/1/29		2,310,000	2,718,235
UIL Holdings 4.625% 10/1/20		1,340,000	1,341,024
•Wisconsin Energy 6.25% 5/15/67		2,405,000	2,360,012
			38,201,274
Energy – 9.16%
Anadarko Finance 7.50% 5/1/31		910,000	989,965
Anadarko Petroleum 6.375% 9/15/17		1,340,000	1,490,714
*Apache 5.10% 9/1/40		2,135,000	2,139,682
Chesapeake Energy 7.25% 12/15/18		610,000	669,475
Encana 6.50% 2/1/38		1,500,000	1,712,228
#ENI 144A 5.70% 10/1/40		4,735,000	4,871,528
*#Hercules Offshore 144A 10.50% 10/15/17		315,000	245,700
Mariner Energy 8.00% 5/15/17		1,525,000	1,692,750
#New World Resources 144A 7.875% 5/1/18	EUR	132,000	191,512
Nexen 7.50% 7/30/39	USD	2,650,000	3,249,414
Noble Energy 8.25% 3/1/19		1,325,000	1,725,330
#Noble Group 144A 6.625% 8/5/20		286,000	307,239
Noble Holding International 6.20% 8/1/40		2,665,000	2,939,711
OPTI Canada 8.25% 12/15/14		800,000	610,000
Petrohawk Energy 10.50% 8/1/14		370,000	424,575
Pride International
6.875% 8/15/20		2,395,000	2,724,313
7.875% 8/15/40		2,000,000	2,290,000
Suncor Energy 6.85% 6/1/39		2,500,000	2,966,173
*Transocean 6.50% 11/15/20		2,610,000	2,913,914
Weatherford International Bermuda
6.75% 9/15/40		2,675,000	2,852,874
7.00% 3/15/38		995,000	1,088,661
			38,095,758
Finance Companies – 3.90%
Capital One Capital V 10.25% 8/15/39		2,430,000	2,651,738
#CDP Financial 144A 5.60% 11/25/39		2,525,000	2,746,761
FTI Consulting 7.75% 10/1/16		375,000	398,906
General Electric Capital
4.375% 9/16/20		1,500,000	1,516,085
*5.875% 1/14/38		5,845,000	5,964,576
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65		1,250,000	1,006,250
#International Lease Finance 144A 8.75% 3/15/17		1,725,000	1,966,500
			16,250,816
Insurance – 2.32%
•Chubb 6.375% 3/29/67		1,540,000	1,595,825
•Genworth Financial 6.15% 11/15/66		1,200,000	963,000
•#Liberty Mutual 144A 7.00% 3/15/37		1,050,000	984,615
#MetLife Capital Trust X 144A 9.25% 4/8/38		4,430,000	5,360,301
Transatlantic Holdings 8.00% 11/30/39		704,000	734,485
			9,638,226
Natural Gas – 7.17%
@Boston Gas 6.95% 12/1/23		200,000	235,620
•Enbridge Energy Partners 8.05% 10/1/37		1,875,000	1,923,656
Energy Transfer Partners 9.70% 3/15/19		2,225,000	2,942,445
Enterprise Products Operating
6.125% 10/15/39		710,000	753,032
•7.034% 1/15/68		2,310,000	2,388,427
Inergy Finance 8.75% 3/1/15		170,000	185,725
Kinder Morgan Energy Partners 6.55% 9/15/40		3,895,000	4,187,743
#Midcontinent Express Pipeline 144A 6.70% 9/15/19		2,265,000	2,523,301
Plains All American Pipeline 6.65% 1/15/37		4,915,000	5,255,682
*Sempra Energy 6.00% 10/15/39		3,760,000	4,134,169
TransCanada Pipelines
6.10% 6/1/40		2,000,000	2,240,118
•6.35% 5/15/67		2,940,000	2,818,737
Williams Partners 6.30% 4/15/40		220,000	237,995
			29,826,650
Real Estate – 1.24%
Developers Diversified Realty 7.875% 9/1/20		2,010,000	2,185,477
ProLogis 7.375% 10/30/19		585,000	653,843

Regency Centers 5.875% 6/15/17		1,140,000	1,253,376
•#USB Realty 144A 6.091% 12/29/49		1,400,000	1,071,000
			5,163,696
Technology – 0.96%
Microsoft 4.50% 10/1/40		105,000	100,745
#Oracle 144A 5.375% 7/15/40		3,710,000	3,891,259
			3,992,004
Transportation – 1.68%
Burlington Northern Santa Fe
5.05% 3/1/41		1,620,000	1,562,688
5.75% 5/1/40		4,410,000	4,694,087
#ERAC USA Finance 144A 5.25% 10/1/20		680,000	728,132
			6,984,907
Total Corporate Bonds (cost $314,323,649)			338,664,079

Municipal Bonds – 4.13%
Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bonds
Series S3 6.907% 10/1/50		1,485,000	1,508,701
Chicago, Illinois O'Hare International Airport Build America Bonds Series B 6.395% 1/1/40		3,800,000	3,962,145
Long Island, New York Power Authority 5.85% 5/1/41		3,600,000	3,548,592
Metropolitan Transportation Authority New York, Dedicated Tax Fund Build America
Bonds (Metropolitan Transit Authority)
6.687% 11/15/40		3,000,000	3,114,120
Series A-2 6.089% 11/15/40		3,205,000	3,302,977
Oregon State Department of Transportation Highway User Tax Revenue Build America
Bonds (Taxable Subordinate Lien Direct Payment) Series A 5.834% 11/15/34		1,605,000	1,727,542
Total Municipal Bonds (cost $16,719,458)			17,164,077

Non-Agency Asset Backed Securities – 0.86%
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		550,000	650,584
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39		1,235,000	1,563,989
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		960,000	1,135,838
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		190,000	192,707
Mid-State Trust Series 11 A1 4.864% 7/15/38		45,812	46,157
Total Non-Agency Asset Backed Securities (cost $2,977,623)			3,589,275

Regional Bonds – 0.52%Δ
Australia – 0.37%
New South Wales Treasury 6.00% 6/1/20	AUD	419,000	424,844
Queensland Treasury 6.00% 6/14/21	AUD	1,118,000	1,122,485
			1,547,329
Canada – 0.15%
Quebec Province 4.50% 12/1/19	CAD	570,000	603,918
			603,918
Total Regional Bonds (cost $2,011,971)			2,151,247

«Senior Secured Loans – 2.09%
Affinion Group Tranche B 5.00% 10/7/16	USD	517,051	513,173
Alliance HealthCare Services 5.50% 6/1/16		387,075	386,672
Cengage Learning Acquisitions 7.50% 7/7/14		516,268	517,559
Chester Downs & Marina 12.375% 12/31/16		361,831	368,465
Delta Air Lines 8.75% 9/16/13		683,844	694,345
Energy Future Holdings Tranche B2 3.941% 10/10/14		609,545	476,015
Fifth Third Processing Tranche B 5.50% 10/12/17		400,000	396,000
Ford Motor Tranche B 3.03% 12/15/13		473,011	468,442
Goodman Global Tranche B 5.75% 10/6/16		400,000	405,722
*Graham Packaging Tranche C 6.75% 4/5/14		307,487	310,624
Grifols Tranche B 6.00% 6/4/16		800,000	809,600
JohnsonDiversey Tranche B 5.50% 11/24/15		507,564	511,371
Multiplan Tranche B 6.50% 7/9/17		569,692	572,452
Nuveen Investments 2nd Lien 12.50% 7/9/15		295,000	321,059
Phillips-Van Heusen Tranche B 4.75% 3/15/16		312,282	315,299
Reynolds & Reynolds 5.25% 4/3/17		302,788	304,634
Smurfit-Stone Container Enterprises 6.75% 1/2/16		458,850	463,890
Toys R Us Delaware Tranche B 6.00% 8/11/16		500,000	503,070
Univision Communications 4.25% 3/29/17		355,458	336,352
Total Senior Secured Loans (cost $8,439,372)			8,674,744

Sovereign Bonds – 1.85%Δ
Australia – 0.28%
@Australian Government Inflation Linked Bond 4.00% 8/20/15	AUD	697,000	1,148,724
			1,148,724
Brazil – 0.70%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/21	BRL	2,712,000	1,419,008
Republic of Brazil
10.25% 1/10/28	BRL	1,723,000	1,101,435
12.50% 1/5/22	BRL	540,000	385,034
			2,905,477
Chile – 0.11%
Chile Government International Bond 5.50% 8/5/20	CLP	215,000,000	466,359
			466,359
Indonesia – 0.42%
Indonesia Treasury Bond 11.00% 11/15/20	IDR	12,641,000,000	1,755,557
			1,755,557
Philippines – 0.03%
Philippine Government International Bond 4.95% 1/15/21	PHP	6,000,000	148,976
			148,976
Republic of Korea – 0.31%
@Korea Treasury Inflation Linked Bond 2.75% 6/10/20	KRW	1,287,706,013	1,281,470
			1,281,470
Total Sovereign Bonds (cost $7,373,431)			7,706,563

Supranational Bank – 0.25%
International Finance 5.75% 3/16/15	AUD	1,041,000	1,028,286
Total Supranational Bank (cost $942,272)			1,028,286

U.S. Treasury Obligations – 1.82%
U.S. Treasury Bond 4.375% 5/15/40	USD	2,490,000	2,652,639
*U.S. Treasury Note 2.625% 8/15/20		2,506,000	2,508,742
∞*^U.S. Treasury Strip Principal 4.185% 11/15/39		8,505,000	2,402,501
Total U.S. Treasury Obligations (cost $7,810,032)			7,563,882

		Number of
		Shares
Preferred Stock – 0.62%
#Ally Financial 144A 7.00%		1,000	888,750
•PNC Financial Services Group 8.25%		1,615,000	1,709,928
Total Preferred Stock (cost $2,478,134)			2,598,678

		Principal
		Amount°
≠Discount Note – 1.72%
Federal Home Loan Bank 0.10% 11/1/10	USD	7,151,064	7,151,064
Total Discount Note (cost $7,151,064)			7,151,064

Total Value of Securities Before Securities Lending Collateral – 97.64%
(cost $379,552,625)			406,177,023

		Number of
		Shares
Securities Lending Collateral** – 4.62%
Investment Companies
Delaware Investments Collateral Fund No. 1		19,133,913	19,133,913
BNY Mellon SL DBT II Liquidating Fund		94,923	92,180
†@Mellon GSL Reinvestment Trust II		101,515	5,248
Total Securities Lending Collateral (cost $19,330,351)			19,231,341

Total Value of Securities – 102.26%
(cost $398,882,976)			425,408,364	©
Obligation to Return Securities Lending Collateral** – (4.65%)			(19,330,351)
Receivables and Other Assets Net of Liabilities (See Notes) – 2.39%			9,947,019
Net Assets Applicable to 63,050,487 Shares Outstanding – 100.00%			$416,025,032

°Principal amount is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CLP – Chilean Peso

EUR – European Monetary Unit
IDR – Indonesia Rupiah
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PHP – Philipine Peso
USD – United States Dollar

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2010, the aggregate amount of Rule 144A securities was $79,001,400, which represented 18.99% of the Fund’s net assets. See Note 5 in "Notes."
•Variable rate security. The rate shown is the rate as of October 31, 2010. Interest rates reset periodically.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2010.
*Fully or partially on loan.
@Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $3,750,078, which represented 0.90% of the Fund’s net assets. See Note 5 in “Notes.”
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ΔSecurities have been classified by country of origin.
«Senior secured loans generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2010.
∞Fully or partially pledged as collateral for futures contracts.
≠The rate shown is the effective yield at the time of purchase.
^Zero coupon security. The rate shown is the yield at the time of purchase.
**See Note 4 in “Notes”.
©Includes $18,695,980 of securities loaned.
∞Fully or partially pledged as collateral for futures contracts.

Summary of Abbreviations:
BCLY – Barclays
BOA – Bank of America Securities
CDS – Credit Default Swap
CGM – Citigroup Global Markets
CMB – Chase Manhattan Bank
GSC – Goldman Sachs
HKSB – Hong Kong Shanghai Bank
JPMS – JPMorgan Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
MSC – Morgan Stanley & Co.
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
yr – Year

1The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2010:

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BOA	EUR	(70,097)	USD	97,603	12/3/10	$90
BOA	MXN	9,075,585	USD	(732,079)	12/3/10	1,030
BOA	NOK	(3,945,570)	USD	675,056	12/3/10	2,872
CMB	BRL	(1,939,630)	USD	1,138,949	12/3/10	7,057
CMB	EUR	(443,000)	USD	617,276	12/3/10	1,012
CMB	NZD	1,487,182	USD	(1,109,884)	12/3/10	20,623
GSC	CAD	1,469,563	USD	(1,433,440)	12/3/10	6,262
GSC	NOK	1,419,090	USD	(242,696)	12/3/10	(933)
HKSB	AUD	522,505	USD	(511,903)	12/3/10	(2,148)
HKSB	EUR	(2,740,964)	USD	3,824,632	12/3/10	11,636
HKSB	NOK	6,856,687	USD	(1,177,983)	12/3/10	(9,849)
MSC	AUD	2,444	USD	(2,392)	12/3/10	(8)
MSC	EUR	1,304,656	USD	(1,817,894)	12/3/10	(2,969)
MSC	MYR	71,521	USD	(22,930)	12/3/10	6
						$34,681

Futures Contracts

				Unrealized
Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Depreciation
(256) U.S. Treasury 10 yr Note	$(31,800,958)	$(32,328,000)	12/21/10	$(527,042)
393 U.S. Treasury Long Bond	51,999,728	51,458,437	12/21/10	(541,291)
276 U.S. Treasury Ultra Term Bond	38,826,253	37,216,875	12/21/10	(1,609,378)
	$ 59,025,023			$(2,677,711)

Swap Contracts
CDS Contracts

					Unrealized
	Swap	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BOA	Sunoco 5 yr CDS	$380,000	1.00%	12/20/15	$(8,806)
BCLY	ITRAXX Europe Subordinate
	Financials 14.1 5 yr CDS	7,090,000	1.00%	12/20/15	18,791
BCLY	Republic of Ireland 5yr CDS	1,455,000	1.00%	12/20/15	16,857
GSC	Sunoco 5 yr CDS	520,000	1.00%	3/20/15	(18,798)
JPMS	Penney (J.C.) 5 yr CDS	505,000	1.00%	3/20/15	26,268
	Portuguese Republic
JPMS	5 yr CDS	474,000	1.00%	3/20/15	48,600
JPMS	5 yr CDS	756,000	1.00%	6/20/15	62,175
JPMS	Sunoco 5 yr CDS	185,000	1.00%	3/20/15	(1,387)
JPMS	Viacom 5 yr CDS	1,250,000	1.00%	9/20/15	(13,760)
		$12,615,000			$129,940
	Protection Sold / Moody’s Rating:
BOA	Valero Energy 5 yr CDS / Baa	$380,000	1.00%	9/21/15	$4,578
CGM	MetLife 5 yr CDS / A	825,000	5.00%	9/20/14	45,721
JPMS	Comcast 5 yr CDS	1,250,000	1.00%	9/20/15	20,272
JPMS	MetLife 5 yr CDS / A	235,000	1.00%	12/20/14	4,826
JPMS	Valero Energy 5 yr CDS / Baa	185,000	1.00%	3/20/15	762
MSC	Valero Energy 5 yr CDS / Baa	520,000	1.00%	3/20/15	12,648
		$3,395,000			$88,807
Total					$218,747

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds - Delaware Extended Duration Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2007 – July 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, twice per year. Such dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$399,200,673
Aggregate unrealized appreciation	$28,952,358
Aggregate unrealized depreciation	(2,744,667)
Net unrealized appreciation	$26,207,691

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (i.e. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing).
Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (i.e. broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$6,114,820	$-	$6,114,820
Corporate Debt	-	354,268,070	430,336	354,698,406
Foreign Debt	-	9,467,088	1,419,008	10,886,096
Municipal Bonds	-	17,164,077	-	17,164,077
U.S. Treasury Obligations	-	7,563,882	-	7,563,882
Short-Term	-	7,151,064	-	7,151,064
Securities Lending Collateral	-	19,226,093	5,248	19,231,341
Preferred Stock	-	2,598,678	-	2,598,678
Total	$-	$423,553,772	$1,854,592	$425,408,364

Foreign Currency Exchange Contracts	$-	$34,681	$-	$34,681
Futures Contracts	$(2,677,711)	$-	$-	$(2,677,711)
Swaps Contracts	$-	$218,747	$-	$218,747

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Securities
	Corporate	Foreign	Lending
	Debt	Debt	Collateral	Total
Balance as of 7/31/10	$414,767	$-	$4,314	$419,081
Purchases	-	1,378,012	-	1,378,012
Net change in unrealized
appreciation/depreciation	15,569	40,996	934	57,499
Balance as of 10/31/10	$430,336	$1,419,008	$5,248	$1,854,592

Net change in unrealized
appreciation/depreciation
from investments
still held as of 10/31/10	$15,569	$40,996	$934	$57,499

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund's fiscal year ending July 31, 2010 and interim periods therein. During the period ended October 31, 2010, the Fund made transfers out of Level 1 investments into Level 2 investments in the amount of $19,133,913, based on management's decision to classify the Delaware Investments Collateral Fund No. 1 as Level 2 investment. Management has classified the Delaware Investments Collateral Fund No. 1 as Level 2 investment because the price is not quoted in an active market or listed on a public exchange. The Delaware Investments Collateral Fund No. 1 is priced daily for investors in the Fund. Utilizing international fair value pricing could cause transfers from Level 1 investments to Level 2 investments in the hierarchy.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended October 31, 2010, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At October 31, 2010, the aggregate unrealized appreciation of credit default swaps was $218,747. If a credit event had occurred for all swap transactions where collateral posting was required as of October 31, 2010, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received $9,220,000 less the value of the contracts' related reference obligations.

As disclosed in the footnotes to the schedule of investments, at October 31, 2010, the notional value of the protection sold was $3,395,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At October 31, 2010, the net unrealized appreciation of the protection sold was $88,807.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of October 31, 2010 was as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of		Schedule of
	Investments	Fair	Investments
	Location	Value	Location	Fair Value
Foreign exchange contracts (Forward currency contracts)	Receivables and other assets net of liabilities	$38,013	Liabilities net of receivables and other assets	$(3,332)

Interest rate contracts (Futures contracts)	Receivables and other assets net of liabilities	-	Liabilities net of receivables and other assets	(2,677,711)

Credit contracts (Swaps contracts)	Receivables and other assets net of liabilities	241,773	Liabilities net of receivables and other assets	(23,026)

Total		$279,786		$(2,704,069)

The effect of derivative instruments on the statement of operations for the period ended October 31, 2010 was as follows:

			Change in
			Unrealized
		Realized	Appreciation or
		Gain or Loss on	Depreciation on
	Location of Gain or Loss	Derivatives	Derivatives
	on Derivatives	Recognized	Recognized
	Recognized in Income	in Income	in Income
Foreign exchange contracts (Forward currency contracts)	Net realized gain on forward currency contracts and net change in unrealized appreciation/depreciation of investments and foreign currency contracts	$65,520	$7,092

Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and futures contracts	5,883,791	(4,796,008)

Credit contracts (Swaps contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and swap contracts	(423,221)	462,228
Total		$5,526,090	$(4,326,688)

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31 2010, the value of securities on loan was $18,695,980, for which the Fund received collateral, comprised of non-cash collateral valued at $3,648, and cash collateral of $19,330,351. At October 31, 2010, the value of invested collateral was $19,231,341. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa 3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined no material events or transactions occurred subsequent to October 31, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware High-Yield Opportunities Fund

October 31, 2010

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Convertible Bonds – 1.13%
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	$1,403,000	$1,271,469
*Level 3 Communications 6.50% exercise price $1.24, expiration date 10/1/16	1,180,000	1,264,075
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27	1,365,000	1,184,138
†Mirant (Escrow) 2.50% exercise price $67.95, expiration date 6/15/21	1,685,000	0
Standard Pacific 6.00% exercise price $8.37, expiration date 10/1/12	2,010,000	1,964,774
Total Convertible Bonds (cost $5,455,118)		5,684,456

Corporate Bonds – 89.61%
Basic Industry – 9.25%
*AK Steel 7.625% 5/15/20	1,975,000	2,066,344
*#Algoma Acquisition 144A 9.875% 6/15/15	2,974,000	2,750,950
#Appleton Papers 144A 10.50% 6/15/15	1,791,000	1,737,270
Century Aluminum 8.00% 5/15/14	1,762,500	1,797,750
#FMG Resources August 2006 144A
7.00% 11/1/15	2,610,000	2,688,300
10.625% 9/1/16	4,039,000	5,977,719
Hexion US Finance
*9.75% 11/15/14	2,376,000	2,512,620
#144A 9.00% 11/15/20	1,990,000	2,074,575
*#Huntsman International 144A 8.625% 3/15/21	1,005,000	1,106,756
Lyondell Chemical 11.00% 5/1/18	2,300,000	2,587,500
#MacDermid 144A 9.50% 4/15/17	3,456,000	3,706,560
Millar Western Forest Products 7.75% 11/15/13	2,323,000	2,137,160
Momentive Performance Materials
*11.50% 12/1/16	2,333,000	2,537,138
#144A 9.00% 1/15/21	1,550,000	1,612,000
•Noranda Aluminum Acquisition PIK 5.373% 5/15/15	1,425,747	1,247,529
Novelis 7.25% 2/15/15	957,000	991,691
#PE Paper Escrow 144A 12.00% 8/1/14	1,055,000	1,225,501
=@Port Townsend 7.32% 8/27/12	962,902	698,104
Ryerson
•7.841% 11/1/14	923,000	867,620
12.00% 11/1/15	2,138,000	2,234,210
*#Steel Dynamics 144A 7.625% 3/15/20	1,644,000	1,771,410
*Verso Paper Holdings 11.375% 8/1/16	2,108,000	2,039,490
		46,368,197
Brokerage – 1.15%
*#Cemex Finance 144A 9.50% 12/14/16	1,030,000	1,045,450
E Trade Financial PIK 12.50% 11/30/17	4,074,000	4,736,025
		5,781,475
Capital Goods – 5.61%
#Associated Materials 144A 9.125% 11/1/17	1,817,000	1,912,393
Casella Waste Systems
9.75% 2/1/13	2,042,000	2,064,973
11.00% 7/15/14	1,224,000	1,360,170
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	1,605,000	1,552,838
#DAE Aviation Holdings 144A 11.25% 8/1/15	2,044,000	2,138,535
#Graham Packaging/GPC Capital I 144A 8.25% 10/1/18	2,223,000	2,311,920
Intertape Polymer 8.50% 8/1/14	1,253,000	1,058,785
Manitowoc 9.50% 2/15/18	2,117,000	2,289,006
#Plastipak Holdings 144A 10.625% 8/15/19	873,000	973,395
Ply Gem Industries 13.125% 7/15/14	2,478,000	2,660,752
Pregis 12.375% 10/15/13	3,023,000	3,106,132
*RBS Global/Rexnord 11.75% 8/1/16	2,153,000	2,325,239
Susser Holdings/Finance 8.50% 5/15/16	2,102,000	2,251,768
#Trimas 144A 9.75% 12/15/17	1,586,000	1,738,653
#USG 144A 9.75% 8/1/14	383,000	402,150
		28,146,709
Consumer Cyclical – 9.89%
*#Allison Transmission 144A 11.00% 11/1/15	2,542,000	2,770,780
*American Axle & Manufacturing 7.875% 3/1/17	2,450,000	2,489,813
ArvinMeritor
8.125% 9/15/15	2,218,000	2,323,355
10.625% 3/15/18	1,278,000	1,456,920

Beazer Homes USA
8.125% 6/15/16	1,634,000	1,591,108
9.125% 6/15/18	765,000	747,788
Burlington Coat Factory Investment Holdings 14.50% 10/15/14	4,231,000	4,537,747
*#CKE Restaurants 144A 11.375% 7/15/18	2,089,000	2,263,954
*Ford Motor 7.45% 7/16/31	3,593,000	4,096,019
Ford Motor Credit 12.00% 5/15/15	2,765,000	3,547,357
#Games Merger 144A 11.00% 6/1/18	1,984,000	2,212,160
*Goodyear Tire & Rubber 8.25% 8/15/20	1,035,000	1,107,450
Interface
9.50% 2/1/14	183,000	189,405
11.375% 11/1/13	637,000	742,105
K Hovnanian Enterprises
6.25% 1/15/15	2,026,000	1,519,500
7.50% 5/15/16	932,000	638,420
Landry's Restaurants 11.625% 12/1/15	2,838,000	3,057,945
M/I Homes
6.875% 4/1/12	926,000	972,300
#144A 8.625% 11/15/18	3,850,000	3,864,437
Norcraft Finance 10.50% 12/15/15	1,398,000	1,499,355
Norcraft Holdings/Capital 9.75% 9/1/12	1,909,000	1,897,069
*OSI Restaurant Partners 10.00% 6/15/15	1,563,000	1,631,381
Quiksilver 6.875% 4/15/15	3,340,000	3,273,200
Standard Pacific 10.75% 9/15/16	1,001,000	1,131,130
		49,560,698
Consumer Non-Cyclical – 9.37%
*#Accellent 144A 10.00% 11/1/17	1,420,000	1,412,900
Alere 9.00% 5/15/16	1,294,000	1,387,815
Alion Science & Technology PIK 12.00% 11/1/14	1,721,980	1,758,572
Alliance One International 10.00% 7/15/16	1,762,000	1,947,010
*Bausch & Lomb 9.875% 11/1/15	1,031,000	1,126,368
BioScrip 10.25% 10/1/15	2,147,000	2,281,188
Cott Beverages 8.375% 11/15/17	1,209,000	1,317,810
*Dean Foods 7.00% 6/1/16	2,031,000	2,041,155
Diversey Holdings 10.50% 5/15/20	4,004,000	4,674,669
#DJO Finance 144A 9.75% 10/15/17	2,880,000	3,009,599
#Lantheus Medical Imaging 144A 9.75% 5/15/17	1,520,000	1,596,000
*LVB Acquisition 11.625% 10/15/17	1,942,000	2,196,888
#NBTY 144A 9.00% 10/1/18	3,144,000	3,356,219
#Novasep Holding 144A 9.75% 12/15/16	2,115,000	1,776,600
*Pinnacle Foods Finance 10.625% 4/1/17	1,654,000	1,806,995
#Quintiles Transnational PIK 144A 9.50% 12/30/14	942,000	963,195
#Reynolds Group Issuer 144A 9.00% 4/15/19	2,590,000	2,703,312
Smithfield Foods 7.75% 7/1/17	1,655,000	1,702,581
#Tops Markets 144A 10.125% 10/15/15	1,866,000	2,026,943
United Rentals North America 8.375% 9/15/20	510,000	520,200
#Viking Acquisition 144A 9.25% 11/1/18	2,615,000	2,615,000
#Viskase 144A
*9.875% 1/15/18	1,893,000	2,006,580
9.875% 1/15/18	547,000	579,820
*Yankee Acquisition 9.75% 2/15/17	2,053,000	2,150,518
		46,957,937
Energy – 10.27%
#American Petroleum Tankers 144A 10.25% 5/1/15	2,178,000	2,276,010
Antero Resources Finance 9.375% 12/1/17	1,511,000	1,612,993
Aquilex Holdings 11.125% 12/15/16	1,985,000	1,900,638
*Chaparral Energy 8.50% 12/1/15	1,203,000	1,206,008
Chesapeake Energy
7.25% 12/15/18	163,000	178,893
9.50% 2/15/15	1,164,000	1,356,060
Complete Production Service 8.00% 12/15/16	1,061,000	1,122,008
Copano Energy/Finance 7.75% 6/1/18	1,513,000	1,554,608
Crosstex Energy/Finance 8.875% 2/15/18	1,698,000	1,842,330
#Drummond 144A 9.00% 10/15/14	1,910,000	2,053,250
Global Geophysical Services 10.50% 5/1/17	1,002,000	1,017,030
Headwaters 11.375% 11/1/14	1,917,000	2,041,605
#Helix Energy Solutions Group 144A 9.50% 1/15/16	2,798,000	2,909,919
*#Hercules Offshore 144A 10.50% 10/15/17	2,131,000	1,662,180
#Hilcorp Energy I/Finance 144A 8.00% 2/15/20	2,374,000	2,516,439
Holly 9.875% 6/15/17	1,601,000	1,761,100
International Coal Group 9.125% 4/1/18	2,112,000	2,312,639
Key Energy Services 8.375% 12/1/14	1,775,000	1,910,344
*#Linn Energy/Finance 144A 8.625% 4/15/20	1,910,000	2,072,350
#Murray Energy 144A 10.25% 10/15/15	2,085,000	2,230,950

#NFR Energy/Finance 144A 9.75% 2/15/17	2,359,000	2,367,845
OPTI Canada
7.875% 12/15/14	1,809,000	1,365,795
8.25% 12/15/14	2,883,000	2,198,288
PetroHawk Energy
7.875% 6/1/15	2,107,000	2,243,955
10.50% 8/1/14	130,000	149,175
Petroleum Development 12.00% 2/15/18	1,972,000	2,218,500
Pioneer Drilling 9.875% 3/15/18	1,071,000	1,129,905
Quicksilver Resources 7.125% 4/1/16	2,069,000	1,991,413
#SandRidge Energy 144A
*8.75% 1/15/20	454,000	474,430
9.875% 5/15/16	1,683,000	1,800,810
		51,477,470
Finance & Investments – 7.23%
*Ally Financial 8.00% 12/31/18	2,231,000	2,331,395
•*American International Group 8.175% 5/15/58	3,922,000	4,206,345
Express Finance 8.75% 3/1/18	1,475,000	1,578,250
•Fifth Third Capital Trust IV 6.50% 4/15/37	2,755,000	2,644,800
•Genworth Financial 6.15% 11/15/66	4,487,000	3,600,818
•#HBOS Capital Funding 144A 6.071% 6/29/49	2,779,000	2,528,890
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	4,420,000	3,558,100
•#Liberty Mutual Group 144A 7.00% 3/15/37	2,784,000	2,610,638
Nuveen Investments 10.50% 11/15/15	7,250,000	7,612,499
#Pinafore 144A 9.00% 10/1/18	2,580,000	2,773,500
•∏XL Capital 6.50% 12/31/49	2,764,000	2,501,420
Zions Bancorporation 5.65% 5/15/14	282,000	282,109
		36,228,764
Media – 7.18%
Affinion Group 11.50% 10/15/15	831,000	885,015
*Cablevision Systems
8.00% 4/15/20	257,000	285,591
8.625% 9/15/17	602,000	682,518
*#CCO Holdings/Capital 144A
7.875% 4/30/18	493,000	526,278
8.125% 4/30/20	626,000	679,210
#Charter Communications Operating 144A 10.875% 9/15/14	977,000	1,118,665
#Columbus International 144A 11.50% 11/20/14	2,795,000	3,147,868
DISH DBS 7.875% 9/1/19	1,930,000	2,125,413
#InVentiv Health 144A 10.00% 8/15/18	2,382,000	2,405,819
MDC Partners 11.00% 11/1/16	1,032,000	1,150,680
*#Nexstar Broadcasting 144A 8.875% 4/15/17	2,137,000	2,275,905
Nielsen Finance
11.50% 5/1/16	315,000	363,825
11.625% 2/1/14	194,000	224,070
#144A 7.75% 10/15/18	2,218,000	2,309,493
#Sinclair Television Group 144A 9.25% 11/1/17	1,445,000	1,596,725
#Sitel Finance 144A 11.50% 4/1/18	2,142,000	1,740,375
*#Univision Communications 144A 7.875% 11/1/20	2,445,000	2,579,474
#UPC Holding 144A 9.875% 4/15/18	2,065,000	2,266,338
#Visant 144A 10.00% 10/1/17	1,441,000	1,538,268
#XM Satellite Radio 144A
*7.625% 11/1/18	2,115,000	2,183,738
13.00% 8/1/13	4,923,000	5,895,292
		35,980,560
Real Estate – 0.39%
*Felcor Lodging 10.00% 10/1/14	1,746,000	1,972,980
		1,972,980
Services Cyclical – 8.67%
AMH Holdings 11.25% 3/1/14	2,190,000	2,285,265
#Delta Air Lines 144A 12.25% 3/15/15	2,024,000	2,314,950
DryShips 5.00% 12/1/14	1,500,000	1,346,250
#Equinox Holdings 144A 9.50% 2/1/16	2,098,000	2,213,390
*General Maritime 12.00% 11/15/17	2,100,000	2,168,250
*Harrah's Operating 10.00% 12/15/18	4,468,000	3,898,330
#Icon Health & Fitness 144A 11.875% 10/15/16	1,302,000	1,292,235
Kansas City Southern de Mexico 8.00% 2/1/18	1,837,000	2,013,811
#Marina District Finance 144A 9.875% 8/15/18	1,275,000	1,265,438
*#MCE Finance 144A 10.25% 5/15/18	2,080,000	2,358,200
*MGM Resorts International
11.375% 3/1/18	6,060,000	6,317,549
13.00% 11/15/13	757,000	903,669
Mohegan Tribal Gaming Authority
*6.875% 2/15/15	533,000	369,103
7.125% 8/15/14	1,353,000	933,570

NCL 11.75% 11/15/16	2,278,000	2,645,328
‡@Northwest Airlines 10.00% 2/1/11	575,000	2,162
*Peninsula Gaming 10.75% 8/15/17	2,330,000	2,493,100
Pinnacle Entertainment 8.75% 5/15/20	2,428,000	2,437,105
#Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	2,661,000	1,822,785
*#Swift Transportation 144A 12.50% 5/15/17	1,238,000	1,287,520
#United Air Lines 144A 12.00% 11/1/13	2,746,000	3,102,980
		43,470,990
Services Non-Cyclical – 3.76%
#Ashtead Capital 144A 9.00% 8/15/16	1,995,000	2,109,713
Cardtronics 8.25% 9/1/18	1,049,000	1,117,185
HCA 9.25% 11/15/16	468,000	507,780
#Multiplan 144A 9.875% 9/1/18	2,342,000	2,511,794
*#PHH 144A 9.25% 3/1/16	2,094,000	2,159,438
#Radiation Therapy Services 144A 9.875% 4/15/17	2,390,000	2,378,050
*#Radnet Management 144A 10.375% 4/1/18	2,078,000	1,937,735
*RSC Equipment Rental/Holdings III 10.25% 11/15/19	203,000	221,778
*Select Medical 7.625% 2/1/15	1,525,000	1,553,594
#ServiceMaster PIK 144A 10.75% 7/15/15	1,898,000	2,045,095
•US Oncology PIK 6.737% 3/15/12	2,352,000	2,304,960
		18,847,122
Technology & Electronics – 2.96%
#Aspect Software 144A 10.625% 5/15/17	2,251,000	2,394,501
First Data 9.875% 9/24/15	2,258,000	1,919,300
#International Wire Group 144A 9.75% 4/15/15	2,055,000	2,147,475
#MagnaChip Semiconductor/Finance 144A 10.50% 4/15/18	1,614,000	1,739,085
*NXP BV Funding 9.50% 10/15/15	3,500,000	3,705,624
Sanmina-SCI 8.125% 3/1/16	877,000	905,503
*SunGard Data Systems 10.25% 8/15/15	1,934,000	2,042,788
		14,854,276
Telecommunications – 11.27%
=‡@Allegiance Telecom 11.75% 2/15/11	2,300,000	0
#Clearwire Communications/Finance 144A 12.00% 12/1/15	6,430,000	7,160,124
*Cricket Communications 10.00% 7/15/15	1,088,000	1,196,800
#Digicel Group 144A
9.125% 1/15/15	1,025,000	1,046,781
10.50% 4/15/18	2,530,000	2,798,813
Global Crossing 12.00% 9/15/15	2,926,000	3,357,585
GXS Worldwide 9.75% 6/15/15	2,038,000	2,114,425
Intelsat 6.50% 11/1/13	1,457,000	1,475,213
Intelsat Bermuda
11.25% 2/4/17	4,874,000	5,245,642
PIK 11.50% 2/4/17	2,641,473	2,869,300
*Level 3 Financing 10.00% 2/1/18	2,415,000	2,324,438
*MetroPCS Wireless 7.875% 9/1/18	1,054,000	1,135,685
NII Capital 10.00% 8/15/16	1,712,000	1,949,540
*PAETEC Holding 9.50% 7/15/15	1,917,000	2,036,813
*Sprint Capital 8.75% 3/15/32	4,346,000	4,791,464
#Telcordia Technologies 144A 11.00% 5/1/18	3,690,000	3,653,100
Telesat Canada
11.00% 11/1/15	1,056,000	1,190,640
12.50% 11/1/17	1,468,000	1,739,580
Terremark Worldwide 12.00% 6/15/17	1,713,000	1,974,233
Viasat 8.875% 9/15/16	997,000	1,089,223
Virgin Media Finance 8.375% 10/15/19	1,245,000	1,394,400
West 11.00% 10/15/16	2,208,000	2,395,680
#Wind Acquisition Finance 144A
11.75% 7/15/17	2,230,000	2,553,350
12.00% 12/1/15	955,000	1,017,075
		56,509,904
Utilities – 2.61%
AES
*7.75% 3/1/14	287,000	314,983
*8.00% 6/1/20	1,630,000	1,837,825
9.75% 4/15/16	321,000	374,768
*Dynegy Holdings 7.75% 6/1/19	1,887,000	1,297,313
Elwood Energy 8.159% 7/5/26	1,465,969	1,385,341
*Energy Future Intermediate Holding/EFIH Finance 10.00% 12/1/20	2,298,000	2,418,419
*#GenOn Escrow 144A 9.50% 10/15/18	1,550,000	1,519,000
*Mirant Americas Generation 8.50% 10/1/21	2,705,000	2,664,424
•Puget Sound Energy 6.974% 6/1/67	1,328,000	1,284,605
		13,096,678
Total Corporate Bonds (cost $415,644,338)		449,253,760

«Senior Secured Loans – 1.43%
Chester Downs & Marina 12.375% 12/31/16	878,750	894,862
Energy Future Holdings Tranche B2 3.941% 10/10/14	4,970,162	3,881,373
PQ 6.82% 7/30/15	2,504,000	2,370,662
Total Senior Secured Loans (cost $6,747,067)		7,146,897

	Number of
	Shares
Common Stock – 0.47%
†Alliance HealthCare Service	107,528	423,660
∏=†Avado Brands	10,210	0
=†Calpine Escrow	2,490,000	0
=†Century Communications	4,250,000	0
†Delta Air Lines	208	2,889
†DIRECTV Class A	19,150	832,259
†Flextronics International	49,950	357,642
†GeoEye	7,900	349,733
†Mirant	1,775	18,833
*†Mobile Mini	22,073	384,732
∏=†PT Holdings	3,285	33
†USgen	1,950,000	0
Total Common Stock (cost $5,186,800)		2,369,781

Convertible Preferred Stock – 0.28%
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	13,250	1,373,628
Total Convertible Preferred Stock (cost $1,123,173)		1,373,628

Preferred Stock – 0.99%
#Ally Financial 144A 7.00%	5,600	4,977,000
=†Port Townsend	657	0
Total Preferred Stock (cost $5,291,430)		4,977,000

Warrants – 0.00%
Alion Science & Technology	1,835	18
=†Port Townsend	657	7
Total Warrants (cost $15,768)		25

	Principal
	Amount (U.S. $)
≠Discount Note – 5.45%
Federal Home Loan Bank 0.10% 11/1/10	$27,318,245	27,318,245
Total Discount Note (cost $27,318,245)		27,318,245

Total Value of Securities Before Securities Lending Collateral – 99.36%
(cost $466,781,939)		498,123,792

	Number of
	Shares
Securities Lending Collateral** – 17.20%
Investment Companies
Delaware Investments Collateral Fund No. 1	85,599,302	85,599,302
BNY Mellon SL DBT II Liquidating Fund	617,361	599,520
@†Mellon GSL Reinvestment Trust II	542,043	28,024
Total Securities Lending Collateral (cost $86,758,706)		86,226,846

Total Value of Securities – 116.56%
(cost $553,540,645)		584,350,638	©
Obligation to Return Securities Lending Collateral** – (17.31%)		(86,758,706)
Receivables and Other Assets Net of Liabilities (See Notes) – 0.75%		3,753,204
Net Assets Applicable to 121,069,878 Shares Outstanding – 100.00%		$501,345,136

†Non income producing security.
‡Non income producing security. Security is currently in default.
≠The rate shown is the effective yield at the time of purchase.
*Fully or partially on loan.
**See Note 3 in “Notes.”
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2010, the aggregate amount of Rule 144A securities was $191,788,260 which represented 38.25% of the Fund’s’ net assets. See Note 4 in “Notes.”
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2010, the aggregate amount of fair valued securities was $698,144, which represented 0.14% of the Fund’s’ net assets. See Note 1 in "Notes."
•Variable rate security. The rate shown is the rate as of October 31, 2010. Interest rates reset periodically.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2010.
@Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $728,290, which represented 0.15% of the Fund’s net assets. See Note 4 in “Notes.”

∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At October 31, 2010, the aggregate amount of restricted securities was $2,501,453 or 0.50% of the Fund’s net assets. See Note 4 in “Notes.”
©Includes $83,021,023 of securities loaned.

PIK – Pay-in-kind

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Fund (Trust) – Delaware High-Yield Opportunities Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2007 – July 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Such dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$553,980,764
Aggregate unrealized appreciation	39,519,539
Aggregate unrealized depreciation	(9,149,665)
Net unrealized appreciation	$30,369,874

For federal income tax purposes, at July 31, 2010, capital loss carryforwards of $72,016,439 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $1,421,123 expires in 2015, $30,094,931 expires in 2016 and $40,500,385 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (i.e. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (i.e. broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Corporate Debt	$-	$462,760,637	$698,104	$463,458,741
Common Stock	2,369,748	-	33	2,369,781
Short-Term	-	27,318,245	-	27,318,245
Securities Lending Collateral	-	86,198,822	28,024	86,226,846
Other	-	4,977,000	25	4,977,025
Total	$2,369,748	$581,254,704	$726,186	$584,350,638

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Securities
	Corporate	Common	Lending		Total
	Debt	Stock	Collateral	Other	Fund
Balance as of 7/31/10	$698,104	$33	$23,037	$25	$721,199
Net change in unrealized
appreciation/depreciation	-	-	4,987	-	4,987
Balance as of 10/31/10	$698,104	$33	$28,024	$25	$726,186

Net change in unrealized
appreciation/depreciation from
investments still held as of 10/31/10	$-	$-	$4,987	$-	$4,986

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s fiscal year ending July 31, 2011 and interim periods therein. During the period ended October 31, 2010, the Fund made transfers out of Level 1 investments into Level 2 investments in the amount of $85,599,302, based on management's decision to classify the Delaware Investments Collateral Fund No. 1 as a Level 2 investment. Management has classified the Delaware Investments Collateral Fund No. 1 as a Level 2 investment because the price is not quoted in an active market or listed on a public exchange. The Delaware Investments Collateral Fund No. 1 is priced daily for investors in such fund. There were no transfers between Level 2 investments and Level 3 investments.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2010, the value of securities on loan was $83,021,023, for which the Fund received collateral, comprised of non-cash collateral valued at $24,784 and cash collateral of $86,758,706. At October 31, 2010, the value of invested collateral was $86,226,846. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

4. Credit and Market Risk
The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa 3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

5. Subsequent Event
Management has determined no material events or transactions occurred subsequent to October 31, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Core Bond Fund

October 31, 2010

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Agency Asset-Backed Securities – 0.12%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	$11,004	$10,576
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31	11,868	12,296
•Series 2002-W11 AV1 0.616% 11/25/32	1,952	1,742
Total Agency Asset-Backed Securities (cost $24,704)		24,614

Agency Collateralized Mortgage Obligations – 1.58%
Fannie Mae REMICs
Series 2004-49 EB 5.00% 7/25/24	65,000	71,258
Series 2010-116 Z 4.00% 10/25/40	35,117	34,005
Fannie Mae Whole Loan Series 2003-W15 2A7 5.55% 8/25/43	25,664	27,809
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	48,397	55,234
Series 3027 DE 5.00% 9/15/25	60,000	65,923
GNMA Series 2010-113 KE 4.50% 9/20/40	50,000	54,150
•Vendee Mortgage Trust Series 2000-1 1A 6.816% 1/15/30	23,542	26,901
Total Agency Collateralized Mortgage Obligations (cost $316,935)		335,280

Agency Mortgage-Backed Securities – 34.15%
•Fannie Mae ARM
2.627% 8/1/34	25,448	26,659
2.646% 12/1/33	19,692	20,534
Fannie Mae Relocation 30 yr 5.00% 1/1/34	2,777	2,926
Fannie Mae S.F. 15 yr 8.00% 10/1/14	211	221
Fannie Mae S.F. 15 yr TBA
4.00% 11/1/25	905,000	947,988
4.50% 11/1/25	1,010,000	1,068,074
5.00% 11/1/25	905,000	964,673
5.50% 11/1/25	590,000	639,228
Fannie Mae S.F. 20 yr 5.50% 8/1/28	78,620	84,694
Fannie Mae S.F. 30 yr
5.00% 12/1/37	6,233	6,630
5.00% 1/1/38	11,951	12,714
5.00% 2/1/38	5,749	6,115
7.50% 12/1/32	5,256	6,054
9.50% 4/1/18	942	1,089
Fannie Mae S.F. 30 yr TBA
4.50% 11/1/40	520,000	545,838
5.00% 11/1/40	550,000	584,547
6.00% 12/1/40	980,000	1,061,155
•Freddie Mac ARM
2.653% 4/1/33	6,196	6,463
3.283% 4/1/34	4,654	4,888
5.056% 8/1/38	249,245	266,160
5.681% 7/1/36	9,890	10,413
Freddie Mac Relocation 15 yr 3.50% 10/1/18	3,275	3,294
Freddie Mac S.F. 15 yr 5.00% 4/1/20	15,646	16,791
Freddie Mac S.F. 15 yr TBA
5.00% 11/1/25	180,000	191,503
5.50% 11/1/25	180,000	194,653
Freddie Mac S.F. 30 yr TBA
6.00% 11/1/40	440,000	476,644
6.50% 11/1/40	75,000	82,594
GNMA I S.F. 15 yr 7.50% 4/15/13	396	390
GNMA I S.F. 30 yr 7.50% 2/15/32	2,888	3,363
Total Agency Mortgage-Backed Securities (cost $7,197,512)		7,236,295

Commercial Mortgage-Backed Securities – 6.65%
Bank of America Commercial Mortgage Securities
Series 2004-2 A3 4.05% 11/10/38	80,482	81,108
Series 2005-1 A3 4.877% 11/10/42	25,007	25,115

Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	125,000	135,086
•Series 2005-T20 A4A 5.298% 10/12/42	25,000	27,498
Series 2006-PW14 A4 5.201% 12/11/38	50,000	54,233
Series 2007-PW15 A4 5.331% 2/11/44	25,000	26,027
w•Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	120,000	130,895
•#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18	65,000	67,031
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.681% 2/15/39	20,000	21,631
•General Electric Capital Commercial Mortgage Series 2005-C4 A2 5.305% 11/10/45	21,090	21,107
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	20,000	21,793
Series 2005-GG4 A4 4.761% 7/10/39	35,000	36,557
Series 2005-GG4 A4A 4.751% 7/10/39	115,000	122,678
•Series 2006-GG6 A4 5.553% 4/10/38	120,000	130,190
•JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP5 A4 5.363% 12/15/44	15,000	16,534
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	100,000	106,522
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	160,000	173,902
•Series 2007-T27 A4 5.802% 6/11/42	190,000	210,678
Total Commercial Mortgage-Backed Securities (cost $1,290,229)		1,408,585

Corporate Bonds – 34.12%
Banking – 6.77%
#Bank Nederlandse Gemeenten 144A 1.75% 10/6/15	40,000	40,137
Bank of America 3.70% 9/1/15	40,000	40,362
BB&T
5.20% 12/23/15	30,000	33,185
5.25% 11/1/19	101,000	108,675
City National 5.25% 9/15/20	30,000	30,917
JPMorgan Chase 4.40% 7/22/20	145,000	147,840
JPMorgan Chase Capital XXV 6.80% 10/1/37	70,000	69,806
Oesterreichische Kontrollbank
1.75% 3/11/13	50,000	51,191
1.75% 10/5/15	25,000	25,133
4.875% 2/16/16	95,000	109,421
PNC Funding
5.125% 2/8/20	170,000	184,841
5.25% 11/15/15	15,000	16,707
Rabobank Nederland 2.125% 10/13/15	15,000	15,138
Rentenbank
3.125% 7/15/15	50,000	53,704
3.25% 3/15/13	55,000	58,355
4.125% 7/15/13	25,000	27,224
SVB Financial Group 5.375% 9/15/20	50,000	50,840
US Bancorp 3.15% 3/4/15	55,000	58,402
•USB Capital IX 6.189% 4/15/49	70,000	55,650
Wachovia
5.25% 8/1/14	195,000	211,932
5.625% 10/15/16	40,000	44,642
		1,434,102
Basic Industry – 2.29%
Alcoa 6.15% 8/15/20	30,000	31,724
ArcelorMittal 9.85% 6/1/19	50,000	64,596
Cliffs Natural Resources
4.80% 10/1/20	60,000	61,254
6.25% 10/1/40	25,000	24,419
Cytec Industries 8.95% 7/1/17	35,000	43,966
Dow Chemical 8.55% 5/15/19	50,000	64,320
duPont (E.I.) deNemours 3.625% 1/15/21	30,000	30,591
International Paper 9.375% 5/15/19	80,000	105,808
Reliance Steel & Aluminum 6.85% 11/15/36	10,000	9,676
Teck Resources 9.75% 5/15/14	26,000	32,399
Vale Overseas 6.875% 11/10/39	15,000	17,286
		486,039
Brokerage – 0.77%
Goldman Sachs Group
3.70% 8/1/15	15,000	15,549
5.375% 3/15/20	65,000	68,902

Jefferies Group
5.875% 6/8/14	10,000	10,983
6.45% 6/8/27	15,000	14,590
Lazard Group
6.85% 6/15/17	45,000	48,367
7.125% 5/15/15	5,000	5,528
		163,919
Capital Goods – 0.42%
Allied Waste North America
6.875% 6/1/17	10,000	11,027
7.125% 5/15/16	20,000	21,349
Arrow Electronics 5.125% 3/1/21	15,000	14,951
L-3 Communications 4.75% 7/15/20	40,000	41,837
		89,164
Communications – 4.81%
American Tower 5.05% 9/1/20	50,000	52,302
AT&T
6.50% 9/1/37	25,000	28,170
#144A 5.35% 9/1/40	35,000	34,474
Comcast 5.90% 3/15/16	40,000	46,730
#Crown Castle Towers 144A 4.883% 8/15/20	60,000	61,245
DIRECTV Holdings/Financing
4.60% 2/15/21	55,000	57,103
7.625% 5/15/16	95,000	106,521
#NBC Universal 144A
2.875% 4/1/16	30,000	30,404
4.375% 4/1/21	60,000	61,411
Qwest 8.375% 5/1/16	90,000	108,900
Telecom Italia Capital
5.25% 10/1/15	90,000	99,064
6.175% 6/18/14	90,000	100,639
Telefonica Emisiones 6.421% 6/20/16	85,000	101,283
Time Warner Cable
8.25% 2/14/14	5,000	5,974
8.25% 4/1/19	35,000	45,624
Verizon Communications 6.40% 2/15/38	30,000	34,151
#Vivendi 144A
5.75% 4/4/13	30,000	32,697
6.625% 4/4/18	10,000	11,608
		1,018,300
Consumer Cyclical – 0.66%
w#CVS Pass Through Trust 144A 8.353% 7/10/31	112,570	140,214
		140,214
Consumer Non-Cyclical – 4.41%
Abbott Laboratories 4.125% 5/27/20	40,000	43,148
Amgen 3.45% 10/1/20	50,000	50,270
#Anheuser-Busch InBev Worldwide 144A 5.375% 11/15/14	65,000	73,499
Baxter International 4.50% 8/15/19	50,000	55,203
#Brambles USA 144A
3.95% 4/1/15	20,000	20,842
5.35% 4/1/20	40,000	42,631
Celgene 3.95% 10/15/20	35,000	34,985
Covidien International Finance 4.20% 6/15/20	45,000	47,745
Genzyme
3.625% 6/15/15	60,000	63,937
5.00% 6/15/20	40,000	44,225
Hospira 6.40% 5/15/15	30,000	34,992
Kraft Foods 5.375% 2/10/20	30,000	33,673
Life Technologies
4.40% 3/1/15	5,000	5,356
6.00% 3/1/20	65,000	73,173
Medco Health Solutions
4.125% 9/15/20	55,000	55,576
7.125% 3/15/18	65,000	79,987
Pfizer 6.20% 3/15/19	30,000	36,844
#Roche Holdings 144A 6.00% 3/1/19	40,000	48,340
#Woolworths 144A 4.00% 9/22/20	25,000	25,618
Yale University 2.90% 10/15/14	20,000	21,358
Zimmer Holdings 4.625% 11/30/19	40,000	43,230
		934,632

Electric – 3.96%
Ameren Illinois 9.75% 11/15/18	85,000	114,196
#American Transmission Systems 144A 5.25% 1/15/22	75,000	82,403
Commonwealth Edison
4.00% 8/1/20	65,000	67,885
5.80% 3/15/18	5,000	5,833
Duke Energy 5.05% 9/15/19	215,000	239,530
Duke Energy Carolinas 5.30% 2/15/40	5,000	5,259
Exelon Generation
4.00% 10/1/20	55,000	54,869
5.75% 10/1/41	25,000	24,636
Indiana Michigan Power 7.00% 3/15/19	45,000	55,094
Jersey Central Power & Light 5.625% 5/1/16	20,000	22,829
Oncor Electric Delivery
7.00% 9/1/22	20,000	25,030
#144A 5.00% 9/30/17	30,000	33,411
#144A 5.25% 9/30/40	20,000	19,522
Pennsylvania Electric 5.20% 4/1/20	20,000	21,802
Public Service Oklahoma 5.15% 12/1/19	20,000	21,993
UIL Holdings 4.625% 10/1/20	30,000	30,023
Virginia Electric & Power 3.45% 9/1/22	15,000	14,929
		839,244
Energy – 2.89%
Anadarko Petroleum 6.375% 9/15/17	35,000	38,937
Nexen 7.50% 7/30/39	40,000	49,048
Noble Energy 8.25% 3/1/19	50,000	65,107
Noble Holding International 3.45% 8/1/15	30,000	31,823
Pride International 6.875% 8/15/20	55,000	62,563
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	80,298	87,465
Total Capital 2.30% 3/15/16	90,000	91,105
Transocean 6.50% 11/15/20	55,000	61,404
Weatherford International
5.125% 9/15/20	20,000	20,978
6.75% 9/15/40	35,000	37,327
#Woodside Finance 144A
4.50% 11/10/14	50,000	53,946
8.125% 3/1/14	10,000	11,811
		611,514
Financials – 1.60%
Capital One Capital V 10.25% 8/15/39	30,000	32,738
#ERAC USA Finance 144A 5.25% 10/1/20	95,000	101,725
General Electric Capital
4.375% 9/16/20	90,000	90,965
6.00% 8/7/19	100,000	113,166
		338,594
Insurance – 1.35%
MetLife 6.817% 8/15/18	185,000	223,433
Prudential Financial 3.875% 1/14/15	60,000	63,395
		286,828
Natural Gas – 2.64%
•Enbridge Energy Partners 8.05% 10/1/37	30,000	30,779
Energy Transfer Partners 9.70% 3/15/19	45,000	59,510
Enterprise Products Operating
7.50% 2/1/11	15,000	15,238
9.75% 1/31/14	70,000	86,435
Kinder Morgan Energy Partners
6.55% 9/15/40	10,000	10,752
9.00% 2/1/19	45,000	58,879
#Midcontinent Express Pipeline 144A
5.45% 9/15/14	10,000	10,923
6.70% 9/15/19	45,000	50,132
Plains All American Pipeline/Finance 8.75% 5/1/19	40,000	51,158
#SEMCO Energy 144A 5.15% 4/21/20	60,000	65,200
Sempra Energy 6.15% 6/15/18	35,000	41,464
TransCanada Pipelines
3.80% 10/1/20	25,000	25,816
•6.35% 5/15/67	55,000	52,731
		559,017
Real Estate – 0.55%
Developers Diversified Realty
7.50% 4/1/17	10,000	10,720
7.875% 9/1/20	40,000	43,493

#Digital Realty Trust 144A 5.875% 2/1/20	5,000	5,325
Liberty Property 4.75% 10/1/20	15,000	15,490
ProLogis 7.375% 10/30/19	10,000	11,177
Regency Centers
4.80% 4/15/21	15,000	15,142
5.875% 6/15/17	14,000	15,392
		116,739
Technology – 0.68%
National Semiconductor 6.60% 6/15/17	50,000	58,232
#Seagate Technology International 144A 10.00% 5/1/14	25,000	30,625
Symantec 4.20% 9/15/20	55,000	55,507
		144,364
Transportation – 0.32%
Burlington Northern Santa Fe
3.60% 9/1/20	10,000	10,070
4.70% 10/1/19	20,000	21,895
Canadian Pacific Railway 4.45% 3/15/23	35,000	35,873
		67,838
Total Corporate Bonds (cost $6,947,574)		7,230,508

Non-Agency Asset-Backed Securities – 6.02%
#•AH Mortgage Advance Trust Series 2009-ADV3 A1 144A 2.205% 10/6/21	110,000	109,923
Ally Auto Receivables Trust Series 2010-2 A3 1.38% 7/15/14	15,000	15,138
•American Express Issuance Trust Series 2005-2 A 0.33% 8/15/13	100,000	99,775
•Bank of America Credit Card Trust Series 2008-A5 A5 1.46% 12/16/13	100,000	100,725
•Capital One Multi-Asset Execution Trust Series 2007-A4 A4 0.29% 3/16/15	100,000	99,340
•Citibank Credit Card Issuance Trust
Series 2004-C1 C1 0.91% 7/15/13	20,000	19,847
Series 2008-A6 A6 1.453% 5/22/17	115,000	118,938
Series 2009-A1 A1 2.01% 3/17/14	100,000	102,109
Series 2009-A2 A2 1.81% 5/15/14	100,000	102,007
CNH Equipment Trust
•Series 2007-A A4 0.30% 9/17/12	3,152	3,151
Series 2008-A A4A 4.93% 8/15/14	9,831	10,081
Series 2008-B A3A 4.78% 7/16/12	1,519	1,526
Series 2009-C A3 1.85% 12/16/13	5,000	5,055
Series 2010-A A4 2.49% 1/15/16	50,000	51,880
Discover Card Master Trust Series 2008-A4 A4 5.65% 12/15/15	100,000	111,964
Harley Davidson Motorcycle Trust Series 2008-1 A4 4.90% 12/15/13	100,000	104,299
John Deere Owner Trust
Series 2009-A A4 3.96% 5/16/16	50,000	52,562
Series 2010-A A4 2.13% 10/17/16	35,000	36,122
•Merrill Auto Trust Securitization Series 2007-1 A4 0.32% 12/15/13	3,172	3,162
Mid-State Trust Series 11 A1 4.864% 7/15/38	26,523	26,722
#Navistar Financial Owner Trust Series 2010-B A3 144A 1.08% 3/18/14	50,000	50,026
#•Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.41% 1/15/15	50,000	50,612
Total Non-Agency Asset-Backed Securities (cost $1,265,682)		1,274,964

Non-Agency Collateralized Mortgage Obligation – 0.39%
Deutsche Alternative Securities Loan Trust Series 2003-4XS A6A 4.82% 10/25/33	86,668	82,029
Total Non-Agency Collateralized Mortgage Obligation (cost $84,705)		82,029

Regional Bonds – 2.27%Δ
Canada – 2.27%
Province of British Colombia 2.85% 6/15/15	25,000	26,618
Province of Nova Scotia 2.375% 7/21/15	90,000	92,919
Province of Ontario
1.875% 9/15/15	45,000	45,499
4.40% 4/14/20	100,000	110,239
Province of Quebec
3.50% 7/29/20	50,000	51,123
4.60% 5/26/15	40,000	45,361
5.00% 3/1/16	95,000	110,004
Total Regional Bonds (cost $462,921)		481,763

Sovereign Bonds – 3.04%Δ
Norway – 2.24%
Eksportfinans
1.875% 4/2/13	105,000	107,723
3.00% 11/17/14	150,000	159,648
5.50% 5/25/16	90,000	106,307

#Kommunalbanken 144A 1.75% 10/5/15	100,000	100,721
		474,399
Sweden – 0.80%
Svensk Exportkredit 1.75% 10/20/15	170,000	170,427
		170,427
Total Sovereign Bonds (cost $625,017)		644,826

Supranational Banks – 0.72%
African Development Bank 3.00% 5/27/14	50,000	53,626
Inter-American Development Bank 4.25% 9/14/15	35,000	39,833
International Finance 3.00% 4/22/14	55,000	59,206
Total Supranational Banks (cost $149,392)		152,665

U.S. Treasury Obligations – 10.11%
U.S. Treasury Bond 4.375% 5/15/40	410,000	436,780
U.S. Treasury Notes
0.50% 10/15/13	575,000	575,045
1.25% 10/31/15	35,000	35,126
1.875% 9/30/17	5,000	4,999
2.625% 8/15/20	1,089,000	1,090,191
Total U.S. Treasury Obligations (cost $2,180,658)		2,142,141

	Number of
	Shares
Preferred Stock – 0.18%
•PNC Financial Services Group 8.25%	35,000	37,057
Total Preferred Stock (cost $30,388)		37,057

	Principal
	Amount (U.S. $)
≠Discount Note – 31.89%
Federal Home Loan Bank 0.10% 11/1/10	$6,758,061	6,758,061
Total Discount Note (cost $6,758,061)		6,758,061

Total Value of Securities – 131.24%
(cost $27,333,778)		27,808,788
Liabilities Net of Receivables and Other Assets (See Notes) – (31.24%)z		(6,619,762)
Net Assets Applicable to 1,933,867 Shares Outstanding – 100.00%		$21,189,026

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2010, the aggregate amount of Rule 144A securities was $1,553,921, which represented 7.33% of the Fund's net assets. See Note 4 in "Notes."
•Variable rate security. The rate shown is the rate as of October 31, 2010. Interest rates reset periodically.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ΔSecurities have been classified by country of origin.
≠The rate shown is the effective yield at time of purchase.
zOf this amount, $6.908,460 represents payable for securities purchased as of October 31, 2010.

Summary of abbreviations:
ARM – Adjustable Rate Mortgage
GNMA – Government National Mortgage Association
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Fund (Trust) – Delaware Core Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2007 – July 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Such dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$27,334,225
Aggregate unrealized appreciation	531,929
Aggregate unrealized depreciation	(57,366)
Net unrealized appreciation	$474,563

For federal income tax purposes, at July 31, 2010, capital loss carryforwards of $108,492 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $108,492 expires in 2015.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (i.e. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (i.e. broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$10,361,767	$-	$10,361,767
Corporate Debt	-	7,230,508	-	7,230,508
Foreign Debt	-	1,279,254	-	1,279,254
U.S. Treasury Obligations	-	2,142,141	-	2,142,141
Short-Term	-	6,758,061	-	6,758,061
Preferred Stock	-	37,057	-	37,057
Total	$-	$27,808,788	$-	$27,808,788

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Foreign
Debt
Balance as of 7/31/10	$40,931
Sales	(41,110)
Net realized gain	1,340
Net change in unrealized
appreciation/depreciation	(1,161)
Balance as of 10/31/10	$-

Net change in unrealized
appreciation/depreciation from
investments still held as of 10/31/10	$-

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s fiscal year ending July 31, 2011 and interim periods therein. Utilizing international fair value pricing could cause transfers from Level 1 investments to Level 2 investments in the hierarchy. During the period ended October 31, 2010, there were no transfers between Level 1 investments and Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of October 31, 2010.

4. Credit and Market Risk
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa 3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of October 31, 2010, no securities have been determined be illiquid under the Fund’s Liquidity Procedures. Rule 144A have been identified on the schedule of investments.

5. Subsequent Event
Management has determined no material events or transactions occurred subsequent to October 31, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Diversified Floating Rate Fund

October 31, 2010

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations – 6.22%
•Fannie Mae REMICs
Series 2003-121 FC 0.656% 2/25/28	USD	76,987	$77,023
Series 2004-36 FA 0.656% 5/25/34		116,932	117,371
Series 2005-66 FD 0.556% 7/25/35		137,303	137,393
Series 2007-109 NF 0.806% 12/25/37		64,072	64,443
•Freddie Mac REMICs
Series 2535 FK 0.66% 10/15/31		22,418	22,428
Series 3241 FM 0.64% 11/15/36		56,593	56,667
Series 3239 EF 0.61% 11/15/36		69,289	69,351
Total Agency Collateralized Mortgage Obligations (cost $541,421)			544,676

Agency Mortgage-Backed Securities – 0.69%
•Freddie Mac ARM 4.818% 2/1/35		57,623	60,332
Total Agency Mortgage-Backed Securities (cost $60,865)			60,332

Convertible Bonds – 1.38%
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		3,000	2,603
#SVB Financial Group 144A 3.875% exercise price $53.04, expiration date 4/15/11		20,000	20,525
•U.S. Bancorp 0.00% exercise price $37.86, expiration date 9/20/36		100,000	97,880
Total Convertible Bonds (cost $119,763)			121,008

Corporate Bonds – 46.21%
Banking – 7.39%
•Bank of America 0.572% 6/15/16		70,000	62,442
•Citigroup 0.715% 11/5/14		60,000	56,672
City National 5.25% 9/15/20		50,000	51,529
•#CoBank 144A 0.892% 6/15/22		75,000	58,624
•JPMorgan Chase 4.99% 6/21/12	AUD	100,000	96,506
•PNC Funding 0.488% 1/31/14	USD	75,000	73,404
SVB Financial Group 5.375% 9/15/20		35,000	35,588
•#Swedbank 144A 0.739% 1/14/13		100,000	99,955
•U.S. Bank North America 0.569% 10/14/14		40,000	39,389
•USB Capital IX 6.189% 4/15/49		35,000	27,825
•Wachovia 0.659% 10/15/16		25,000	22,916
•Wachovia Capital Trust II 0.789% 1/15/27		30,000	23,282
			648,132
Basic Industry – 1.67%
ArcelorMittal
6.125% 6/1/18		30,000	32,860
9.85% 6/1/19		25,000	32,298
Cytec Industries 8.95% 7/1/17		25,000	31,404
Dow Chemical 8.55% 5/15/19		20,000	25,728
Teck Resources 9.75% 5/15/14		19,000	23,676
			145,966
Brokerage – 2.63%
•Credit Suisse USA 0.539% 4/12/13		24,000	23,862
•Goldman Sachs Group 0.74% 3/22/16		35,000	32,693
Lazard Group 7.125% 5/15/15		65,000	71,868
•Morgan Stanley 2.876% 5/14/13		100,000	102,472
			230,895
Communications – 10.85%
American Tower 5.05% 9/1/20		55,000	57,532
Comcast
5.90% 3/15/16		40,000	46,730
6.30% 11/15/17		50,000	59,384
DirecTV Holdings/Financing 7.625% 5/15/16		110,000	123,341
#NBC Universal 144A 5.15% 4/30/20		50,000	54,360
•Qwest 3.542% 6/15/13		120,000	126,300
Symantec 4.20% 9/15/20		75,000	75,692
Telecom Italia Capital 6.175% 6/18/14		55,000	61,501

•Telefonica Emisiones 0.775% 2/4/13	75,000	73,952
Time Warner Cable 8.25% 4/1/19	40,000	52,142
#Vivendi 144A 6.625% 4/4/18	30,000	34,825
•Vodafone Group
0.584% 2/27/12	110,000	110,230
0.632% 6/15/11	75,000	75,109
		951,098
Consumer Non-Cyclical – 8.20%
•Anheuser-Busch InBev Worldwide 1.019% 3/26/13	110,000	111,021
Hospira 6.40% 5/15/15	50,000	58,320
Kraft Foods 5.375% 2/10/20	55,000	61,734
Life Technologies 6.00% 3/1/20	80,000	90,060
Medco Health Solutions 4.125% 9/15/20	20,000	20,209
•Select Medical Holdings 6.237% 9/15/15	50,000	45,000
•Teva Pharmaceutical Finance III 0.691% 12/19/11	100,000	100,425
•UnitedHealth Group 1.718% 2/7/11	100,000	100,336
•Universal Hospital Services 4.134% 6/1/15	35,000	31,675
•#Wrigley Jr. (W.M.) 144A 1.664% 6/28/11	100,000	100,044
		718,824
Electric – 3.67%
#American Transmission Systems 144A 5.25% 1/15/22	75,000	82,403
CMS Energy 6.55% 7/17/17	30,000	33,102
•Columbus Southern Power 0.692% 3/16/12	145,000	145,707
•Georgia Power 0.612% 3/15/13	60,000	60,242
		321,454
Energy – 3.28%
Pride International 8.50% 6/15/19	30,000	36,563
•Shell International Finance 0.64% 6/22/12	75,000	75,222
Transocean 6.50% 11/15/20	75,000	83,733
Weatherford International 4.95% 10/15/13	30,000	32,480
#Woodside Finance 144A 8.125% 3/1/14	50,000	59,053
		287,051
Finance Companies – 2.68%
•General Electric Capital 0.604% 5/11/16	145,000	135,188
•#MassMutual Global Funding II 144A 0.789% 9/27/13	100,000	99,943
		235,131
Insurance – 2.31%
•Berkshire Hathaway 0.834% 2/11/13	100,000	100,564
•MetLife 1.674% 8/6/13	100,000	101,469
		202,033
Natural Gas – 1.76%
•Enbridge Energy Partners 8.05% 10/1/37	35,000	35,908
#Midcontinent Express Pipeline 144A 6.70% 9/15/19	30,000	33,421
Plains All American Pipeline 8.75% 5/1/19	40,000	51,159
•TransCanada PipeLines 6.35% 5/15/67	35,000	33,556
		154,044
Technology – 1.54%
•Hewlett-Packard 0.418% 9/13/12	100,000	100,158
National Semiconductor 6.60% 6/15/17	25,000	29,116
#Seagate Technology International 144A 10.00% 5/1/14	5,000	6,125
		135,399
Transportation – 0.23%
Burlington Northern Santa Fe 3.60% 9/1/20	20,000	20,140
		20,140
Total Corporate Bonds (cost $3,959,499)		4,050,167

Municipal Bonds – 6.14%
•Kentucky Higher Education Student Loan Revenue Series A-1 1.113% 5/1/20	100,000	100,120
•Missouri Higher Education Loan Authority Student Loan Revenue Series A-1 1.168% 8/27/29	73,130	72,533
•New Jersey Economic Development Authority Revenue (Build America Bonds) 1.292% 6/15/13	75,000	74,609
•New Mexico Educational Assistance Foundation Series A-3 1.478% 12/1/38	120,000	119,795
•North Texas Higher Education Authority Student Loan Revenue Series A-2 1.19% 7/1/30	75,000	74,762
•Oklahoma State Student Loan Authority Revenue Series A-2A 1.471% 9/1/37	95,000	96,517
Total Municipal Bonds (cost $538,130)		538,336

Non-Agency Asset-Backed Securities – 5.79%
•American Express Issuance Trust Series 2005-2 A 0.33% 8/15/13	25,000	24,944
•Bank of America Credit Card Trust Series 2008-A5 A5 1.46% 12/16/13	20,000	20,145
•Capital One Multi-Asset Execution Trust Series 2007-A4 A4 0.29% 3/16/15	100,000	99,340
•Citibank Credit Card Issuance Trust Series 2009-A1 A1 2.01% 3/17/14	100,000	102,108

CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16	10,000	10,376
•Discover Card Master Trust Series 2010-A1 A1 0.91% 9/15/15	100,000	100,550
•MBNA Credit Card Master Note Trust Series 2005-A2 A2 0.34% 10/15/14	100,000	99,729
•#Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.41% 1/15/15	50,000	50,612
Total Non-Agency Asset-Backed Securities (cost $506,958)		507,804

Regional Bonds – 0.86%Δ
Canada – 0.86%
•Province of Ontario 0.578% 5/7/13	75,000	74,982
Total Regional Bonds (cost $74,979)		74,982

«Senior Secured Loans – 30.41%
Affinion Group Tranche B 5.00% 10/7/16	19,888	19,738
AGFS Funding 7.25% 4/21/15	10,000	10,108
AIG
Tranche 1 6.75% 2/23/15	14,423	14,785
Tranche 2 7.00% 3/7/16	10,577	10,849
Allen System 8.50% 10/18/13	73,101	73,573
Alliance HealthCare Services 5.50% 6/1/16	29,925	29,894
Allied Security Holdings 6.75% 2/23/15	49,264	49,510
Anchor Glass 6.00% 2/3/16	17,139	17,182
Aspect Software Tranche B 6.25% 4/19/16	24,875	25,015
ATI Holdings 7.50% 2/18/16	24,875	24,315
BE Aerospace 5.75% 7/28/14	43,519	43,981
Brickman Group Holdings Tranche B 7.25% 9/21/16	40,000	40,456
Burger King Holdings Tranche B 6.25% 9/7/16	45,000	45,445
Butler Schein Animal Health Tranche B 5.50% 12/31/15	34,750	34,923
BWAY Holding Tranche B 5.522% 3/28/17	45,600	45,809
Cengage Learning 7.50% 7/7/14	74,492	74,678
Charter Communications Operating Tranche B
2.32% 3/6/14	49,811	48,963
8.50% 3/6/14	26,662	27,702
Chester Downs & Marina 12.375% 12/31/16	47,593	48,465
Delta Air Lines 8.75% 9/16/13	49,686	50,449
DineEquity Tranche B 6.00% 9/21/17	20,000	20,200
Energy Future Holdings Tranche B2 3.941% 10/10/14	109,487	85,502
Fifth Third Processing Tranche B 5.50% 10/12/17	40,000	39,600
Ford Motor Tranche B 3.03% 12/15/13	69,552	68,881
Genon Energy Tranche B 6.00% 9/8/17	40,000	40,117
Goodman Global Tranche B 5.75% 10/6/16	30,000	30,429
Graham Packaging
Tranche C 6.75% 4/5/14	23,617	23,859
Tranche D 6.00% 8/9/16	50,000	50,558
Gray Television Tranche B 4.25% 12/31/14	34,910	33,963
Grifols Tranche B 6.00% 6/4/16	70,000	70,840
ICL Industrial Containers Tranche C 5.50% 6/16/17	4,275	4,295
InfoGROUP Tranche B 5.50% 3/30/16	24,938	25,104
InVentiv Health 6.50% 5/7/16	49,875	50,265
JohnsonDiversey Tranche B 5.50% 11/24/15	32,980	33,227
Knology Tranche B 5.50% 9/13/16	60,000	60,285
Level 3 Communications Tranche B 11.50% 3/13/14	50,000	54,250
Live Nation Entertainment Tranche B 4.50% 10/20/16	49,750	49,626
MGM MIRAGE Tranche E 7.00% 2/21/14	24,969	23,674
Multiplan Tranche B 6.50% 7/9/17	49,538	49,778
NBTY Tranche B 6.25% 7/14/17	50,000	50,728
New Development Holdings 7.00% 4/21/17	54,863	56,013
Newport Television Tranche B 9.00% 3/14/16	43,314	43,229
Nuveen Investments 2nd Lien 12.50% 7/9/15	75,000	81,625
Phillips-Van Heusen Tranche B 4.75% 3/15/16	28,389	28,664
Pinafore Tranche B 6.25% 9/7/16	30,000	30,371
Pinnacle Foods Finance Tranche D 6.00% 4/30/14	29,925	30,305
PQ 6.82% 7/30/15	50,000	47,338
Prime Healthcare Services Tranche B 7.25% 2/19/15	24,875	24,378
Radnet Management Tranche B 5.75% 3/12/16	24,875	24,539
Rental Services 2nd Lien 4.04% 10/7/13	45,000	44,213
Revlon Consumer Products 6.00% 8/17/15	49,750	49,902
Reynolds & Reynolds 5.25% 4/3/17	22,596	22,734
Rockwood Specialties Group Tranche H 6.00% 5/15/14	20,939	21,089
Roundy's Supermarkets 10.00% 4/5/16	50,000	50,985
Sinclair Television Group Tranche B 5.50% 10/29/15	44,356	45,021
Smurfit-Stone Container Enterprises 6.75% 1/2/16	24,938	25,211

TASC Tranche B 5.75% 12/19/14	14,863	15,005
Telepacific 9.25% 7/27/15	74,625	75,402
Toys R Us Tranche B 6.00% 8/11/16	50,000	50,307
United Components 6.25% 3/31/17	45,000	45,366
Universal Health Services 5.50% 5/16/16	100,000	101,260
Univision Communications 4.25% 3/29/17	32,452	30,708
Valeant Pharmaceuticals
Tranche B 5.50% 6/21/16	32,000	32,377
Tranche DD 5.50% 9/21/16	8,000	8,094
Visant 7.50% 9/22/16	50,000	50,500
Wendy's/Arby's Restaurants 5.00% 5/3/17	29,925	30,168
Total Senior Secured Loans (cost $2,632,112)		2,665,825

Supranational Banks – 1.15%
•African Development Bank 0.775% 8/4/14	100,000	100,782
Total Supranational Banks (cost $100,609)		100,782

U.S. Treasury Obligations – 0.17%
U.S. Treasury Notes 2.625% 8/15/20	15,000	15,016
Total U.S. Treasury Obligations (cost $14,869)		15,016

≠Discount Note – 3.42%
Federal Home Loan Bank 0.10% 11/1/10	300,003	300,003
Total Discount Note (cost $300,003)		300,003

Total Value of Securities – 102.44%
(cost $8,849,208)		8,978,931
Liabilities Net of Receivables and Other Assets (See Notes) – (2.44%)		(213,617)
Net Assets Applicable to 1,024,376 Shares Outstanding – 100.00%		$8,765,314

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
EUR – European Monetary Unit
USD – United States Dollar

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2010, the aggregate amount of Rule 144A securities was $699,890, which represented 7.98% of the Fund's net assets. See Note 4 in "Notes."
•Variable rate security. The rate shown is the rate as of October 31, 2010. Interest rates reset periodically.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2010.
≠The rate shown is the effective yield at time of purchase.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
HKSB – Hong Kong Shanghai Bank
MSC – Morgan Stanley & Co.
REMIC – Real Estate Mortgage Investment Conduits
yr – Year

1The following foreign currency contracts and swap contracts were outstanding at October 31, 2010:

Foreign Currency Exchange Contracts
						Unrealized
Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Appreciation
HKSB	AUD	(58,513)	USD	57,326	12/3/10	$240
MSC	EUR	(34,588)	USD	48,194	12/3/10	79
						$319

Swap Contracts
Interest Rate Swap Contracts
		Fixed Interest	Floating Interest
Counterparty &	Notional	Rate Received	Rate Received	Termination	Unrealized
Referenced Obligation	Value	(Paid)	(Paid)	Date	Depreciation
Morgan Stanley
3 yr Interest Rate Swap	$350,000	(1.228%)	0.289%	7/19/13	$5,145
5 yr Interest Rate Swap	350,000	(1.973%)	0.289%	7/19/15	10,216
7 yr Interest Rate Swap	325,000	(2.52%)	0.289%	7/19/17	10,897
10 yr Interest Rate Swap	425,000	(2.999%)	0.289%	7/19/20	13,122
Total	$1,450,000				$39,380

The use of foreign currency contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds – Delaware Diversified Floating Rate Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – U.S government and agency securities are valued at the mean between the bid and ask prices. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions for the open tax year ended July 31, 2010, and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Such dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$8,851,578
Aggregate unrealized appreciation	$140,129
Aggregate unrealized depreciation	(12,776)
Net unrealized appreciation	$127,353

For federal income tax purposes, at July 31, 2010, capital loss carryforwards of $67,830 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $67,830 expires in 2018.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (i.e. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (i.e. broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2010:

Level 2
Agency, Asset-Backed &
Mortgage-Backed Securities	$1,112,812
Corporate Debt	6,837,000
Foreign Debt	175,764
Municipal Bonds	538,336
U.S. Treasury Obligations	15,016
Short-Term	300,003
Total	$8,978,931

Foreign Currency Exchange Contracts	$319
Swap Contracts	$(39,380)

There were no Level 1 or Level 3 securities at the beginning or end of the period.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s fiscal year ending July 31, 2011 and interim periods therein. During the period ended October 31, 2010, the Fund made no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended October 31, 2010, the Fund did not enter into CDS contracts as a purchaser of protection or seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of October 31, 2010 were as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of Investments		Schedule of Investments
	Location	Fair Value	Location	Fair Value
Foreign exchange contracts (Forward Currency Contracts)	Receivables and other assets net of liabilities	$319	Liabilities net of receivables and other assets	$-

Interest rate contracts (Swap contracts)	Receivables and other assets net of liabilities	-	Liabilities net of receivables and other assets	(39,380)
Total		$319		$(39,380)

The effect of derivative instruments on the statement of operations for the period ended October 31, 2010 was as follows:

		Realized Gain or Loss on	Change in Unrealized Appreciation or
	Location of Gain or Loss on	Derivatives Recognized in	Depreciation on Derivatives Recognized
	Derivatives Recognized in Income	Income	in Income
Foreign exchange contracts (Forward currency contracts)	Net realized loss on foreign currencies and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(8,583)	$125

Interest rate contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(4,759)	(26,704)
Total		$(13,342)	$(26,579)

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of October 31, 2010.

5. Credit and Market Risk
The Fund may invest a portion of its net assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa 3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of October 31, 2010, no securities have been determined be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined no material events or transactions occurred subsequent to October 31, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: